EXHIBIT 10.9.3

                               SUBLEASE AGREEMENT
                                   (MSN 30808)

                                   Dated as of
                                October 24, 2001

                                     Between

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                    Sublessor

                                       and

                             POLAR AIR CARGO, INC.,
                                    Sublessee

                          One Boeing 747-46NF Aircraft
                       Manufacturer's Serial Number 30808

--------------------------------------------------------------------------------

As set forth in Section 21 hereof, Sublessor has assigned or will assign to the Owner Trustee (as defined herein) certain of its right, title and interest in and to this Sublease. The Owner Trustee will further assign such right, title and interest to the Indenture Trustee (as defined herein). To the extent, if any, that this Sublease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Sublease may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Indenture Trustee on the signature page thereof.


                                                              Sublease Agreement
                                                                     (MSN 30808)

                                TABLE OF CONTENTS

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Section 1.   Definitions .......................................................     1

Section 2.   Acceptance and Lease ..............................................     1

Section 3.   Term and Rent .....................................................     1

             (a)    Basic Term .................................................     1

             (b)    Basic Rent .................................................     1

             (c)    Adjustments to Basic Rent ..................................     1

             (d)    Supplemental Rent ..........................................     2

             (e)    Payments in General ........................................     2

             (f)    Business Day Convention ....................................     2

             (g)    Verification ...............................................     3

             (h)    True Lease .................................................     3

             (i)    Head Lease Transactions; Security for Obligations ..........     3

             (j)    General Tax Indemnity ......................................     5

             (k)    General Indemnity ..........................................    17

Section 4.   Disclaimer; Sublessor's and Sublessee's Representations,
             Warranties and Agreements .........................................    21

             (a)    Disclaimer .................................................    21

             (b)    Sublessee's Representations and Warranties .................    22

             (c)    Sublessor's Covenants ......................................    23

             (d)    Manufacturers' Warranties ..................................    23

Section 5.   Return of the Aircraft ............................................    24

             (a)    Condition Upon Return ......................................    24

             (b)    Storage and Related Matters ................................    24

             (c)    Return of Other Engines ....................................    24

             (d)    Obligations Continue Until Return ..........................    24

Section 6.   Liens .............................................................    25

Section 7.   Registration, Maintenance, Operation and Registration; Possession
             and Sub-Subleases; Insignia .......................................    26

             (a)    Registration, Maintenance, Operation and Registration ......    26

                                       -i-

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                                                              Sublease Agreement
                                                                     (MSN 30808)

                                TABLE OF CONTENTS
                                   (continued)

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             (b)    Possession and Sub-subleases ...............................    29

             (c)    Certain Limitations on Sub-subleasing or Other
                    Relinquishments of Possession ..............................    33

             (d)    Wet Leasing, ACMI Contracts or Similar Arrangements;
                    Mergers; Assignments .......................................    33

             (e)    Subordination, Non-Disturbance and Attornment of a Sub-
                    sublessee ..................................................    34

             (f)    Insignia ...................................................    34

Section 8.   Replacement and Pooling of Parts; Alterations, Modifications and
             Additions .........................................................    35

             (a)    Replacement of Parts .......................................    35

             (b)    Pooling of Parts; Temporary Replacement Parts ..............    35

             (c)    Alterations, Modifications and Additions ...................    36

Section 9.   Voluntary Termination .............................................    37

             (a)    Termination Event ..........................................    37

             (b)    Optional Sale of the Aircraft; Sublessor Retention Option;
                    Revocation of Termination Notice ...........................    38

Section 10.  Loss, Destruction, Requisition, etc. ..............................    41

             (a)    Sublease Event of Loss with Respect to the Aircraft ........    41

             (b)    Sublease Event of Loss with Respect to an Engine ...........    44

             (c)    Application of Payments from Governmental Authorities
                    for Requisition of Title, etc. .............................    45

             (d)    Requisition for Use of the Aircraft by the United
                    Government or the Government of Registry of the Aircraft ...    45

             (e)    Requisition for Use of an Engine by the United States
                    Government or the Government of Registry of the Aircraft ...    46

             (f)    Application of Payments During Existence of Sublease
                    Event of Default ...........................................    47

Section 11.  Insurance .........................................................    47

             (a)    Sublessee's Obligation to Insure ...........................    47

             (b)    Insurance for Own Account ..................................    47

                                      -ii-

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                                                              Sublease Agreement
                                                                     (MSN 30808)
                                TABLE OF CONTENTS
                                   (continued)

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             (c)    Indemnification by Government in Lieu of Insurance .........    47

             (d)    Application of Insurance Proceeds ..........................    48

Section 12.  Inspection ........................................................    48

Section 13.  Assignment ........................................................    49

Section 14.  Sublease Events of Default ........................................    51

Section 15.  Remedies ..........................................................    53

Section 16.  Sublessee's Cooperation Concerning Certain Matters ................    56

             (b)    Aid in Lease or Sale .......................................    57

Section 17.  Notices ...........................................................    57

Section 18.  Net Sublease; No Set-Off, Counterclaim, etc. .......................   57

Section 19.  Renewal Options; Purchase Options; Valuation ......................    58

             (a)    Renewal Options; Renewal Term, Additional Renewal Term .....    58

             (b)    Purchase Options ...........................................    59

             (c)    Valuation ..................................................    60

Section 20.  Burdensome Purchase Option ........................................    60

Section 21.  Security for Sublessor's Obligation to Holders of Equipment
             Notes .............................................................    61

Section 22.  Sublessor's Right to Perform for Sublessee ........................    62

Section 23.  Investment of Security Funds ......................................    62

Section 24.  Jurisdiction ......................................................    62

Section 25.  Miscellaneous .....................................................    62

Section 26.  Third Party Beneficiary ...........................................    63

Section 27.  Lease for U.S. Federal Income Tax Law Purposes; Section 1110
             of Bankruptcy Code; Head Lease Document Amendments; Transfers .....    63

             (a)    Lease for Federal Income Tax Law Purposes ..................    63

             (b)    Section 1110 of Bankruptcy Code ............................    63

             (c)    Head Lease Document Amendments .............................    63

             (d)    Transfers ..................................................    64

Section 28.  Entire Agreement ..................................................    64

                                      -iii-

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                                                              Sublease Agreement
                                                                     (MSN 30808)

                                TABLE OF CONTENTS
                                   (continued)

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Section 29.  Confidentiality ...................................................    64

Section 30.  Head Lease Documents ..............................................    65

                                                              Sublease Agreement
                                                                     (MSN 30808)

                               SUBLEASE AGREEMENT
                                   (MSN 30808)

            This SUBLEASE AGREEMENT (MSN 30808) dated as of October 24, 2001, between GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing pursuant to the laws of the State of Delaware ("SUBLESSOR") and POLAR AIR CARGO, INC., a corporation organized and existing pursuant to the laws of the State of California ("SUBLESSEE");

                                   WITNESSETH:

      SECTION 1. DEFINITIONS. Capitalized terms used but not defined herein shall have the respective meanings and rules of usage set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in ANNEX A.

      SECTION 2. ACCEPTANCE AND LEASE. Sublessor has entered into a Lease Agreement between Head Lessor, as lessor, and Sublessor, as lessee, for the leasing of the Aircraft and Sublessor hereby agrees to lease the Aircraft to Sublessee (subject to satisfaction of the conditions set forth herein to sublease to Sublessee hereunder), and Sublessee hereby agrees to sublease the Aircraft from Sublessor (subject to satisfaction of the conditions set forth herein to Sublease from Sublessor hereunder), as evidenced by the execution by Sublessor and Sublessee of a Sublease Supplement subleasing the Aircraft hereunder. Sublessee hereby agrees that such execution shall, without further act, irrevocably constitute acceptance by Sublessee of such Aircraft for all purposes of this Sublease.

      SECTION 3. TERM AND RENT.

                  (a) BASIC TERM. The Basic Term shall commence on the Delivery Date and end on the Basic Term Expiration Date.

                  (b) BASIC RENT. On each Rent Payment Date, Basic Rent for the use of the Aircraft shall be due and payable and Sublessee shall pay Basic Rent in Dollars in an amount specified on EXHIBIT B-1. Each payment of Basic Rent shall be final, subject to SECTION 18 herein. The amount of Basic Rent allocated to each Sublease Period shall equal the amount of Basic Rent payable during the same Sublease Period as provided on EXHIBIT B-1.

                  (c) ADJUSTMENTS TO BASIC RENT.

                        (i) In the event that Sublessee pays an indemnity
                  obligation under the Sublease Tax Indemnity Agreement, then the Basic Rent, Termination Value amounts set forth in EXHIBIT C and the EBO Amount set forth on EXHIBIT D shall be recalculated upwards or downwards by the Sublessor using the same methods and

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                                                              Sublease Agreement
                                                                     (MSN 30808)

                  assumptions (except to the extent such assumptions shall be varied to take into account the Loss (as defined in the Sublease Tax indemnity Agreement) that is the subject of such indemnification and any prior or contemporaneous Loss) used to calculate Basic Rent amounts, the Termination Value amounts and the EBO Amount on the Delivery Date in order to (1) maintain the Sublessor's Net Economic Return and (2) to the extent possible consistent with clause (1) hereof, minimize the Net Present Value of Rents to Sublessee.

                        (ii) Any recalculation of Basic Rent, Termination Value
                  amounts and EBO Amounts pursuant to this SECTION 3(c) shall be determined by Sublessor and shall be subject to the verification procedure set forth in SECTION 3(g) hereto.

                        (iii) Any such adjusted Basic Rent, Termination Value
                  amounts and EBO Amount shall be set forth in a Sublease Supplement or an amendment to the Sublease.

                  (d) SUPPLEMENTAL RENT. Sublessee shall pay (or cause to be paid) promptly to Sublessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent, including, without limitation, Termination Value, as the same shall become due and owing and all other amounts of Supplemental Rent within five (5) Business Days after demand or within such other relevant period as may be provided in any Operative Document, as applicable, and in the event of any failure on the part of Sublessee to pay any Supplemental Rent when due, Sublessor shall have all rights, powers and remedies provided for herein, in any other Operative Document, as applicable, or by law or equity or otherwise in the case of nonpayment of Basic Rent. Sublessee also will pay to Sublessor, or to whosoever shall be entitled thereto, on demand, as Supplemental Rent, to the extent permitted by applicable law, interest at the Past Due Rate on any part of any installment of Basic Rent not paid when due for any period from the due date for such installment of Basic Rent until the same shall be paid in full and on any part of any payment of Supplemental Rent not paid when due for the period until the same shall be paid in full.

                  (e) PAYMENTS IN GENERAL. All payments of Rent shall be made directly by Sublessee by wire transfer of immediately available funds in Dollars prior to 11:00 a.m., New York time, on the date of payment, to Sublessor at its account at c/o GE Capital Aviation Services, Inc., 201 High Ridge Road, Stamford, CT 06927-4900, Bankers Trust Company, ABA No. 021 001 033, GECC T&I Dispository Account, Account No. 50 255 888, Attention: Contracts Leader Credit:
(MSN 30808) (or such other account of Sublessor in the continental United States of America as Sublessor shall direct in a notice to Sublessee at least ten (10) Business Days prior to the date such payment of Rent is due).

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                                                              Sublease Agreement
                                                                     (MSN 30808)

                  (f) BUSINESS DAY CONVENTION. Notwithstanding anything to the contrary contained herein, if any date on which any payment becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day (unless such date falls into the next month, in which case such payment shall be made on the next preceding Business Day) with the same force and effect as if made on such scheduled date and (to the extent any such payment is made on such next succeeding Business Day no interest shall accrue on the amount of such payment to such next succeeding Business Day.

                  (g) VERIFICATION. Any recalculation of Basic Rent amounts, Termination Value amounts and EBO Amount pursuant to this Sublease shall be determined by the Sublessor, and shall maintain the Sublessor's Net Economic Return except as assumptions have been modified pursuant to this SECTION 3 or pursuant to the Sublease Tax Indemnity Agreement, as the case may be; PROVIDED HOWEVER, that Sublessee may request (i) Sublessee's independent public accountants to verify such calculations and (ii) if Sublessee believes that such calculations by the Sublessor are in error then Babcock & Brown Inc. or any other nationally recognized firm of accountants or lease advisory firm selected by the Sublessee and acceptable to Sublessor shall be permitted to verify such calculations and the Sublessor will make available to such firm (subject to the execution by such firm of a confidentiality agreement acceptable to the Sublessor) the methodology and assumptions and any changes made therein pursuant to this SECTION 3. In the event of a verification under CLAUSE (ii) of the first sentence of this paragraph the determination by such firm of accountants shall be final. Sublessee will pay the reasonable costs and expenses of the verification under CLAUSE (ii) of the first sentence of this paragraph unless an error adverse to Sublessee is established by such firm, and if as a result of such verification process the Basic Rent is adjusted and such adjustment causes the Net Present Value of Rents to decline by five (5) or more basis points or causes a reduction of five (5) or more basis points in the aggregate EBO Amount or a material reduction in Termination Values (in which event the Sublessor shall pay the reasonable costs and expenses of such verification process). Such recalculated Basic Rent amounts, Termination Value amounts and EBO Amount shall be set forth in a Sublease Supplement or an amendment to the Sublease.

                  (h) TRUE LEASE. Any adjustments made pursuant to this SECTION 3 shall be made so as to avoid (except to the extent indemnified pursuant to the Sublease Tax Indemnity Agreement) any risk that the Sublease could not constitute a "true lease" for federal income tax purposes or result in an unindemnified loss of assumed tax benefits, except to the extent that on the Delivery Date, the Sublease was not a "true lease." All adjustments required pursuant to the Sublease shall be set forth in a Sublease Supplement or in an amendment to the Sublease, and promptly after execution thereof by Sublessor and Sublessee.

                  (i) HEAD LEASE TRANSACTIONS; SECURITY FOR OBLIGATIONS. Sublessee hereby agrees and consents to (A) ownership of the Aircraft by Head Lessor,

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                                                              Sublease Agreement
                                                                     (MSN 30808)

(B) to the granting of a security interest by Head Lessor to Indenture Trustee in the Aircraft and the Head Lease and all rights and remedies thereunder to secure its obligations under the Trust Indenture,(C) to the assignment for security by Sublessor to Head Lessor, and further reassignment by Head Lessor to Indenture Trustee, of this Sublease and all rights and remedies hereunder to secure Sublessor's and Head Lessor's obligations under the Head Lease and the Trust Indenture, respectively, and (D) provided that such transactions shall not cause any impairment of Sublessee's rights under this Sublease and subject to the granting by Head Lessor and the Indenture Trustee to Sublessee of the Sublessee's right of quiet enjoyment contained in SECTION 12 of the Sublease Assignment in the form attached hereto as EXHIBIT E (the "SUBLEASE ASSIGNMENT"), all other transactions contemplated by the Participation Agreement, the Head Lease and the Trust Indenture, including the Purchase Documents.

            Sublessee hereby agrees, at its own cost and expense (including, without limitation, its legal fees and expenses), to cooperate with Sublessor in effecting such ownership of the Aircraft and assignments of this Sublease for security, including, without limitation, the execution and delivery of the Sublease Assignment and of such other documents and instruments as may be reasonably requested by Sublessor, Head Lessor or Indenture Trustee in connection therewith.

            Sublessee hereby agrees that all rights of Sublessor provided for herein may, in accordance with the assignments of Sublease pursuant to the terms of the Sublease Assignment, be exercised by or on behalf, and are for the benefit of, Head Lessor, Owner Participant and Indenture Trustee (so long as the Head Lease or Lien of the Indenture is in effect). Upon written notice to Sublessee hereunder by Head Lessor or Indenture Trustee that a Head Lease Event of Default has occurred and is continuing (the "Head Lease Event of Default Notice'), Head Lessor or Indenture Trustee may require that all Rent due or to become due hereunder in respect of the Aircraft, Airframe and Engines shall thereafter be paid directly to Indenture Trustee, if the Lien of the Indenture shall not have been discharged, or otherwise to Head Lessor for application as provided in this Sublease, and as otherwise provided in the assignments of Sublease referred to in this SECTION 3(i). Notwithstanding anything contained in this Agreement to the contrary, Sublessor shall remain liable to Sublessee to perform all of its obligations under this Sublease, whether or not Sublessor shall be divested of any or all of its right, title or interest in and to the Sublease, and such obligations of Sublessor shall in no way at any time and under any circumstances constitute the obligations of Head Lessor or Indenture Trustee as successor in interest to Sublessor, unless otherwise provided in the assignments of Sublease referred to in this SECTION 3(i). Sublessee agrees that after a Head Lease Event of Default has occurred and is continuing, Head Lessor's and Indenture Trustee's rights to such Rents shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, except as otherwise provided for herein and that in no event shall Head Lessor or Indenture Trustee be deemed to have assumed, or otherwise have, any obligations or liabilities of Sublessor by virtue of any assignment described herein, unless otherwise provided in the assignments of Sublease referred to in

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                                                              Sublease Agreement
                                                                     (MSN 30808)

this SECTION 3(i). Sublessor agrees that any payment by Sublessee in accordance with such notice or any other compliance with such instructions by Sublessee shall constitute payment or performance by Sublessee under this Sublease. Sublessee consents and agrees that after a Head Lease Event of Default has occurred and is continuing, all consents, approvals, requests or other actions of Sublessor, Head Lessor or Indenture Trustee, respectively, referred to herein, may be given, exercised or otherwise taken by Head Lessor or Indenture Trustee pursuant to the Assignment of Sublease.

                  (j)   GENERAL TAX INDEMNITY.

                        (A) INDEMNITY. Except as provided in SECTION 3(j)(B) hereof, Sublessee agrees that each payment of Rent shall be free and clear of, and without deduction for, any and all withholdings on account of Taxes of any nature whatsoever. If any such deduction or withholding is required, Sublessee shall pay an additional amount such that the net amount actually received by the recipient of such payment, after such deduction or withholding, will be equal to the amount that would have been received if no such deduction or withholding had been required. If Sublessee pays an additional amount pursuant to the preceding sentence in respect of any Taxes that are not subject to indemnification pursuant to the following provisions of this SECTION 3(j)(B), then the Sublessor shall reimburse Sublessee for such Taxes within thirty (30) days of written notice accompanied by evidence of payment of such Taxes paid by Sublessee. Except as provided in SECTION 3(j)(B) hereof, Sublessee hereby agrees to indemnify, protect, defend and hold harmless Sublessor on an After-Tax Basis from and against any and all Taxes however imposed, whether levied or imposed upon Sublessor, Sublessee, or any user or Person in possession of the Aircraft or any Part, by the United States or any state or local government or taxing authority of or in the United States, any territory or possession of the United States, any international authority or any foreign country or political subdivision or taxing authority thereof or therein upon or with respect to (A) the Aircraft, the Airframe, an Engine or any Part; (B) the manufacture, ownership, delivery, lease, sale, alteration, change in registration, sublease, possession, use, operation, condition, transfer, control, occupancy, servicing, maintenance, financing, construction, repair, abandonment, substitution, replacement, re-registration, hire, presence, location, addition, renovation, insuring, repossession, non-use, interchange, inspection, overhaul, testing, modification, storage, purchase, acceptance, rejection, return, non-delivery or registration of or other disposition, action or event with respect to the Aircraft, the Airframe, an Engine or any Part or the property held by the Trust Estate under the Trust Indenture, or the imposition of any lien (other than a Sublessor Lien), modification, improvement, transfer of title, return or other disposition thereof; (C) the rentals, receipts or earnings arising therefrom;
(D) the execution or delivery of, or the exercise of any rights or remedies under, the Operative Documents, or any amendment or supplement thereto and any other documents contemplated thereby or the transaction contemplated thereby; and (E) the payment or receipt of any amounts pursuant to the Operative Documents, or any amendment or supplement thereto and any other documents contemplated thereby or the

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                                                              Sublease Agreement
                                                                     (MSN 30808)

transaction contemplated thereby, or otherwise in connection with the transactions contemplated by the Operative Documents.

                        (B) EXCLUSIONS FROM GENERAL TAX INDEMNITY. The provisions of SECTION 3(i)(A) shall not apply to and Sublessee shall have no liability hereunder for:

                        (1) Taxes (other than amounts necessary to make payments on an After-Tax Basis) on, based on, measured by or with respect to the gross or net income, gross or net receipts, including capital gains taxes, minimum or alternative taxes, tax preferences, excess profits taxes, capital taxes, accumulated earnings taxes, branch profits taxes, personal holding company taxes, taxes applicable to passive foreign investment companies, successor taxes, estate taxes, net worth, franchise or conduct of business (but not excluding sales, use, excise, license, rental, ad valorem, non-recoverable value added tax (to the extent that such ad valorem or value added tax is not imposed as a substitute for an income tax that is not subject to indemnification hereunder and, if imposed as a substitute for such an income tax, to the extent such ad valorem or value added tax exceeds such income tax that it replaces) or property taxes and other similar taxes) and any withholding taxes on, or measured by, gross or net income or receipts imposed on Sublessor by the United States or by any state or local government or taxing authority in the United States or by any foreign goverment or taxing authority except to the extent such Tax (a) results from, or would not have been imposed but for (x) the location, operation, registration or use of the Aircraft or any Part in such jurisdiction,
(y) the identity, location, place of business, activities or presence of Sublessee, any Sub-Sublessee, user or person in possession of the Aircraft or any Part or any Affiliate of the foregoing (each, A "SUBLESSEE PERSON") in such jurisdiction (including the execution and delivery by such Person of any Operative Document in such jurisdiction), or (z) the making of any payment under the Operative Documents by, or on behalf of, Sublessee to a Sublessor in or from such jurisdiction, and (b) exceeds the Tax that would have been imposed by such jurisdiction on the Sublessor in the absence of those activities described in CLAUSES (x), (y) AND (z) herein;

                        (2) Taxes imposed on the Sublessor or the Trust Estate that would not have been imposed but for a Sublessor's Lien;

                        (3) Taxes imposed on Sublessor resulting from a voluntary sale, assignment, transfer or other disposition by the Sublessor of its leasehold interest in the Head Lease Documents or the Operative Documents or any interest in the Rent unless such transfer or other disposition (i) is made in connection with the exercise of any remedies of Sublessor in accordance with and pursuant to SECTION 15 of the Sublease when a Sublease Event of Default has occurred and is continuing, (ii) arises in connection with (A) a Sublease Event of Loss, (B) the return of the Aircraft upon termination of the Sublease, (C) the purchase of the Aircraft by Sublessee pursuant to SECTION 19(b) of the Sublease, (D) the substitution of any Replacement Airframe pursuant

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

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                                                                     (MSN 30808)

to SECTION 10(a) of the Sublease or (E) a termination of the Sublease under
SECTION 9 of the Sublease, (iii) results from (A) the maintenance of the Aircraft during the Basic Term (including the replacement and substitution of parts and modifications and improvements to the Aircraft) or (B) any Sublease or assignment of Sublessee's or any Sub-sublessee's rights during the Basic Term or
(iv) is made at Sublessee's request or direction;

                        (4) Taxes imposed on Sublessor resulting from a transfer of the Sublessor's leasehold interest in the Aircraft, Airframe, an Engine or any Part arising out of or relating to bankruptcy or similar proceedings in which Sublessor is the debtor, or any foreclosure by a creditor of Sublessor, unless, in each case, such sale, assignment, transfer or other disposition results from a transfer or disposition made pursuant to an exercise of remedies following a Sublease Event of Default;

                        (5) Taxes imposed on the Sublessor resulting from the willful misconduct or gross negligence of Sublessor;

                        (6) Taxes relating to the Sublessee, Aircraft, the Airframe, an Engine or any Part for any period after (x) the expiration or early termination of the Sublease in accordance with the terms of the Sublease or (y) possession of the Aircraft, the Airframe, an Engine or any Part has been redelivered by Sublessee to Sublessor in accordance with the terms of the Sublease (in each case as it relates to Taxes for the returned items) or placement of the Aircraft in storage at the request of the Sublessor in accordance with the terms of the Sublease, except to the extent that Taxes are incurred in connection with the exercise of any remedies of Sublessor in accordance with and pursuant to SECTION 15 of the Sublease when a Sublease Event of Default has occurred and is continuing and to the extent such Taxes relate to events, acts or omissions occurring or matters arising prior to or simultaneously with the time of the occurrence of the earliest of (x) or (y), and until Sublessee has satisfied in full its obligations under the Sublease;

                        (7) Taxes imposed on any transferee of Sublessor to the extent such Tax exceeds the amount of Tax that would have been imposed on the Sublessor; PROVIDED, HOWEVER, the exclusion provided in this CLAUSE (6) shall not apply to (i) transferees that acquired their interest in connection with the exercise of remedies following a Sublease Event of Default, and (ii) "gross-up" amounts necessary to make payments on an After-Tax Basis, as required under the Operative Documents;

                        (8) Taxes imposed on Sublessor by a government or taxing authority of any jurisdiction to the extent such Taxes would not have been imposed on Sublessor in the absence of activities of such Sublessor in such jurisdiction unrelated to the transactions contemplated by the Sublease;

                        (9) Taxes being contested pursuant to the contest provisions contained in SECTION 3(j)(D) but only for so long as Sublessee is complying with its obligations under SECTION 3(j)(D).

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                                                              Sublease Agreement
                                                                     (MSN 30808)

                        (10) Taxes imposed on Sublessor for which Sublessee is obligated to indemnify Sublessor under the Sublease Tax Indemnity Agreement;

                        (11) Interest, penalties and additions to Tax imposed upon Sublessor to the extent imposed as a result of the failure of Sublessor to timely and properly file any return required to be filed by Sublessor, unless such failure is caused by Sublessee's failure to timely provide information required to be provided under the Operative Documents (including pursuant to SECTION 3(j)(C) herein);

                        (12) Taxes imposed on Sublessor by section 4975 of the Code or any successor provision thereto as a consequence of Sublessor engaging in a "prohibited transaction" within the meaning of such provision; and

                        (13) Taxes imposed on Sublessor that would not have been imposed but for Sublessor's breach of any covenant or the inaccuracy of any representation or warranty of Sublessor in any of the Operative Documents.

            References to Sublessor shall include such Sublessor's respective successors and permitted assigns, officers, directors, servants, employees, agents and Affiliates.

                        (C) PAYMENTS.

                        (1) All Taxes shall be paid when due and payable and all amounts payable as indemnities pursuant to this SECTION 3(j) shall be payable to the extent not theretofore paid, no later than thirty (30) days following Sublessee's receipt of written demand by Sublessor; PROVIDED, HOWEVER, that in the case of Taxes which are being contested pursuant to subsection (D) of this
SECTION 3(j), any amount payable by Sublessee pursuant to SUBSECTION (a) of this
SECTION 3(j), shall, unless otherwise required by SUBSECTION (D) of this SECTION 3(j), not be required to be paid until thirty (30) days after such contest is finally resolved.

                        (2) At Sublessee's written request, the computation of the amount of any indemnity payment owed by Sublessee or any amount owed by an Sublessor to Sublessee pursuant to this SECTION 3(j) shall be verified and certified by an internationally recognized independent public accounting firm mutually selected by the Sublessor and Sublessee. The costs of such verification (including the fee of such public accounting firm) shall be borne by Sublessee unless such verification shall result in an adjustment in Sublessee's favor of 5% or more of the net present value of the payment as computed by such Sublessor, in which case the costs shall be paid by such Sublessor. Such determination shall be final and binding, absent manifest error on the part of the certified public accountants. Sublessor hereby agrees to provide the accountants with all information and materials as shall be reasonably necessary in connection therewith; provided that in no event will the Sublessor be required to deliver its income tax returns or tax books to such accountant. Any information provided to such accountants by any

                                                              Sublease Agreement
                                                                     (MSN 30808)

Person shall be deemed by the parties to be (and the accountants will confirm in writing that they will treat such information as) the private, proprietary and confidential property of such Person, and no Person other than such Person and the accountants shall be entitled thereto, other than as required by Law. In no event shall Sublessee have the right to examine the information supplied to the verifying firm or the tax returns or books of the Sublessor in connection with the verifying procedures described herein. Sublessee and the Sublessor agree that the accountant's sole responsibility shall be to verify the amount of any payment hereunder and that the interpretation of the Operative Documents are not within the scope of the accountant's responsibility. Sublessor shall provide Sublessee with such certifications, information and documentation as shall be in such Sublessor's possession and as shall be reasonably requested by Sublessee to minimize any indemnity payment pursuant to this SECTION 3(j); provided, however, that, Sublessor shall not be required to provide any information that would, in its good faith judgment, cause such Indemnitee any material adverse tax consequences.

                        (3) Sublessor shall promptly forward to Sublessee any written notice, bill or advice received by it from any government or taxing authority concerning any Tax for which it seeks indemnification under this
SECTION 3(j); PROVIDED, HOWEVER, that the failure to provide such notice shall not adversely affect Sublessor's rights to an indemnity under this SECTION 3(j) except to the extent that such failure effectively precludes Sublessee's ability to contest (through Sublessor or, if permitted, in its own name) such Tax pursuant to SECTION 3(j)(D). Sublessee shall pay any amount for which it is liable pursuant to this Section 3(j) directly to the appropriate government or taxing authority if legally permissible or, upon demand of Sublessor, to Sublessor on an After-Tax Basis and free of interest within thirty (30) days of such demand (or, if a contest occurs in accordance with SECTION (3)(j)(D), within thirty (30) days after a Final Determination (as defined below)), but in no event less than five (5) business days prior to the date the Tax to which such amount payable hereunder relates is due, provided, Sublessee shall not be required to make any payment in respect of Taxes being contested in accordance with SECTION 3(j)(D) pursuant to this SECTION 3(j)(C) unless Sublessor elects to pay such Tax claimed and sue for a refund as provided in SECTION 3(j)(D). Sublessee shall furnish to Sublessor the original or a certified copy of a receipt for Sublessee's payment of any Tax subject to indemnification under this
SECTION 3(j) or such other evidence of payment of such Tax reasonably acceptable to Sublessor. For purposes of this SECTION 3(j), a "Final Determination" shall mean (A) a decision, judgment, decree or other order by any court of competent jurisdiction that occurs pursuant to the provisions of SECTION 3(j)(D), which decision, judgment, decree or other order has become final and unappealable or the time for filing such appeals has expired, (B) a closing agreement or settlement agreement entered into in accordance with SECTION 3(j)(D) that has become binding and is not subject to further review or appeal absent fraud or misrepresentation, (C) the termination of administrative proceedings and the expiration of the time for instituting a claim in a court proceeding, or (D) in any case where judicial review shall at the time be unavailable by reasons of the proposed adjustment involving a decrease in a net operating loss or business credit carryforward, a decision, judgment, decree or other

                                                              Sublease Agreement
                                                                     (MSN 30808)

order of an administrative official or agency of competent jurisdiction, which decision, judgment, decree or other order has become final (i.e., when all administrative appeals in accordance with SECTION 3(j)(D) hereof have been exhausted by either party).

                        (4) To the extent permitted by applicable law, interest at the Base Rate plus two percent (2.0%) shall be paid, on demand, on any amount or indemnity not paid when due pursuant to this SECTION 3(j) (including any amounts payable to Sublessee hereunder until the same shall be paid). Such interest shall be paid in the same manner as the unpaid amount in respect of which such interest is due.

                        (D) CONTESTS.

                        (1) If a written claim is made against a Sublessor or if any proceeding is commenced against Sublessor (including a written notice of such proceeding) for Taxes as to which Sublessee could be liable for payment or indemnity hereunder, such Sublessor shall promptly give Sublessee notice in writing of such claim (PROVIDED, HOWEVER, that the failure to provide such notice shall not affect Sublessee's obligations hereunder to the Sublessor unless such failure shall effectively preclude Sublessee's right to contest such claim and shall not take any action with respect to such claim or Tax without the consent of Sublessee for thirty (30) days following the receipt of such notice by Sublessee; PROVIDED, HOWEVER, that, if Sublessor shall be required by Law to take action prior to the end of such 30-day period, Sublessor shall, in such notice to Sublessee, so inform Sublessee, and Sublessor shall take no action without the consent of Sublessee for as long as it is legally able to do so (it being understood that Sublessor shall be entitled to pay the Tax claimed and sue for a refund prior to the end of such 30-day period if (i) (A) the failure to so pay the Tax would result in penalties (unless immediately reimbursed by Sublessee) or (B) the failure to so pay would result in criminal penalties and (ii) Sublessor uses its good faith efforts to take any action so required in connection with so paying the Tax in a manner that is the least prejudicial to the pursuit of the contest). In addition, Sublessor shall (provided that Sublessee shall have agreed to keep such information confidential other than to the extent necessary in order to contest the claim in writing in a manner reasonable satisfactory to Sublessor) furnish Sublessee with copies of any requests for information from any taxing authority relating to such Taxes with respect to which Sublessee may be required to indemnify hereunder. If requested by Sublessee in writing within thirty (30) days or such shorter period as may be required by Law after its receipt of such notice, Sublessor shall, at the expense of Sublessee (including all reasonable out-of-pocket costs, and reasonable in-house or outside attorney and accountants fees), in good faith contest (or, if permitted by applicable law, allow Sublessee to contest), through appropriate administrative and judicial proceedings the validity, applicability or amount of such Taxes by resisting payment thereof, not paying the same except under protest if protest is necessary and proper or if the payment is made, using reasonable efforts to obtain a refund thereof in an appropriate administrative and/or judicial proceeding. If requested to do so by Sublessee in writing, Sublessor shall appeal any adverse administrative or judicial decision, except

                                                              Sublease Agreement
                                                                     (MSN 30808)

that Sublessor shall not be required to (nor shall Sublessee have the right to) pursue any appeals to the United States Supreme Court. If and to the extent Sublessor by exercise of reasonable good faith efforts is able to separate the contested issue or issues (which cannot include income tax issues) from other issues arising in the same administrative or judicial proceeding that are unrelated to the transactions contemplated by the Operative Documents without, in the good faith judgment of Sublessor, materially adversely affecting it, Sublessor shall permit Sublessee to control the conduct of any such proceeding and shall provide to Sublessee such information or data that is in such Sublessor's control or possession that is reasonably necessary to conduct such contest and Sublessee shall consult with the Sublessor and keep them reasonably informed of the progress of such contest. In the case of a contest controlled by Sublessor, Sublessor shall conduct and control such contest, provided Sublessor consults with Sublessee in good faith regarding the manner of contesting such claim and shall keep Sublessee reasonably informed regarding the progress of such contest but Sublessor shall have ultimate control over all aspects of such contest. Sublessor shall not fail to take any action expressly required by this
SECTION 3(j)(D) (including, without limitation, any action regarding an appeal of an adverse determination with respect to any claim) or settle or compromise any claim without the prior written consent of Sublessee except as contemplated by SECTION 3(j)(D) herein.

                        (2) Notwithstanding the foregoing, in no event shall Sublessor be required to take any action (or to permit Sublessee to take any action) unless and until (A) Sublessee shall have agreed to pay Sublessor on demand on an After-tax Basis all reasonable costs and expenses that Sublessor shall incur in connection with contesting such claim, (including without limitation, all costs, expenses, losses, reasonable legal and accounting fees, disbursements, penalties, fines, additions to TAX or interest thereon), (B) if such contest shall involve the payment of the claim, Sublessee shall advance the amount thereof plus (to the extent indemnified hereunder) interest, penalties and additions to tax with respect thereto that are required to be paid prior to the commencement of such contest on an interest-free basis and with no additional net after- tax cost to Sublessor (and Sublessor shall promptly pay to Sublessee any net realized tax benefits resulting from any imputed interest deduction arising from such interest free advance from Sublessee plus any net tax benefits resulting from making any such payment), (C) Sublessor shall have reasonably determined that the action to be taken will not result in any material risk of forfeiture, foreclosure, sale or loss of Sublessor's leasehold interest under the Head Lease, the Aircraft, the Trust Estate, the Trust Indenture Estate, or the creation of any Lien (other than a Permitted Lien) (unless Sublessee shall have adequately bonded such Lien or otherwise made provisions to protect the interests of Sublessor in a manner reasonably satisfactory to Sublessor in its sole discretion), (D) no Sublease Event of Default shall have occurred and be continuing at the time the contest is begun unless Sublessee has provided security for its obligations hereunder by advancing to Sublessor before proceeding with such contest, the amount of the Tax being contested, plus any interest and penalties and an amount estimated in good faith by Sublessor for reasonable expenses, (E) in the case of a contest that is being pursued by

                                                              Sublease Agreement
                                                                     (MSN 30808)

Sublessor, the aggregate amount of the claim together with the amount of all related claims that have been or could be raised with any or all of the other Aircraft leased by Sublessor to Sublessee or raised in any other audit for which Sublessee would have an indemnity obligation under this SECTION 3(j)(D) is at least $50,000, and (F) if requested prior to or during the contest by Sublessor, independent tax counsel selected by Sublessee and reasonably acceptable to Sublessor, renders to Sublessor a written opinion that there is a reasonable basis (under the standard set forth in ABA Formal Opinion 85-352 or any successor thereto) for contesting such claim. In the case of any contest controlled by the Sublessee hereunder, Sublessor (including its counsel (at Sublessor's expense)) shall have the right to participate in all proceedings and Sublessee shall consult with Sublessor in good faith regarding the manner of contesting such claim and shall keep Sublessor reasonably informed regarding the progress of such contest and, if requested by Sublessor, provide an opinion of tax counsel selected by Sublessee and reasonably acceptable to Sublessor to the effect that there is a Reasonable Basis for contesting such claims. Notwithstanding the foregoing, Sublessee shall not be permitted to control or conduct any contest if such contest involves Taxes based on or measured by the gross or net income of Sublessor and, PROVIDED, THAT if Sublessor determines in good faith that it is reasonably likely that such contest may have a material adverse impact on it, Sublessor may retain or reassert control of any contest Sublessee would otherwise be permitted to contest, and if Sublessor shall release, waive, compromise or settle any claim which may be indemnifiable by Sublessee pursuant to this SECTION 3(j) without the written permission of Sublessee, Sublessee's obligation to indemnify Sublessor with respect to such claim (and any claim the contest of which is materially prejudiced as a result of the release, waiver, compromise or settlement) shall terminate, subject to this SECTION 3(j)(D), and subject to SECTION 3(j)(C), Sublessor shall repay to Sublessee any amount previously paid or advanced to Sublessor with respect to such claim (but not amounts paid or advanced for costs and expenses of any contests to the extent such amounts have already been expended) plus interest at the rate that would have been payable by the relevant taxing authority with respect to a refund of such Tax.

                        (3) Notwithstanding anything contained in this
SECTION 3(j) to the contrary, Sublessor shall not be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall previously have been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this SECTION 3(j)(D), unless there shall have been a change in Law (or interpretation thereof) or a change in facts after the date with respect to which such previous contest shall have been decided, and Sublessor shall have received, at Sublessee's expense, an opinion of independent tax counsel selected by Sublessee and reasonably acceptable to Sublessor to the effect that as a result of such change in Law (or interpretation thereof) or change in facts, it is more likely than not that Sublessor will prevail in such contest.

                        (4) Nothing contained in this SECTION 3(j) shall require Sublessor to contest or permit Sublessee to contest a claim which it would otherwise be required to contest pursuant to this SECTION 3(j) if Sublessor shall waive payment by

                                                              Sublease Agreement
                                                                     (MSN 30808)

Sublessee of any amount that might otherwise be payable by Sublessee under this
SECTION 3(j) by way of indemnity in respect of such claim (and any other claim for Taxes with respect to any other taxable year the contest of which is effectively precluded by Sublessor's declination to take action with respect to the claim).

                        (E) REFUNDS AND SAVING.

                        (1) If Sublessor shall receive a refund or credit (or would have received such refund or credit but for a counterclaim or other claim not indemnified by Sublessee hereunder (a "deemed refund or credit")) with respect to all or any part of any Taxes paid, reimbursed or advanced by Sublessee, in each case, whether by means of a deduction, credit, refund or otherwise, and which was not taken into account in computing such payment or indemnity, Sublessor shall pay to Sublessee within thirty (30) days of such receipt or, in the case of a deemed refund or credit, within thirty (30) days of the final resolution of such contest, an amount equal to the lesser of (A) the amount of such refund or credit or deemed refund or credit actually realized by Sublessor, plus any additional net tax savings actually realized by Sublessor as a result of any payment made pursuant to this sentence (including CLAUSE (A)), and (B) such tax payment, reimbursement or advance by Sublessee to Sublessor theretofore made pursuant to this SECTION 3(j) and the excess, if any, of the amount described in CLAUSE (A) over the amount described in CLAUSE (B) shall be carried forward and applied to reduce pro tanto any subsequent obligations of Sublessee to make payments to Sublessor pursuant to this SECTION 3(j)). If, in addition to such refund or credit (or deemed refund or credit), Sublessor shall receive or be credited with (or would have received but for a counterclaim or other claim not indemnified by Sublessee hereunder) an amount representing interest on the amount of such refund or credit or deemed refund or credit, as the case may be, Sublessor shall pay to Sublessee within thirty (30) days of such receipt or, in the case of a deemed refund or credit, within thirty (30) days of the final resolution or such contest, that portion of such interest that shall be fairly attributable to Taxes paid, reimbursed or advanced by Sublessee prior to the receipt of such refund or credit or deemed refund or credit. Sublessor agrees to reasonably cooperate with Sublessee in claiming and pursuing any such refunds or credits of any Taxes payable or indemnifiable pursuant to this SECTION 3(j).

                        (2) If Sublessor shall realize a tax savings by reason of any Tax paid or indemnified by Sublessee pursuant to this SECTION 3(j) (whether such Tax savings shall be by means of a foreign tax credit, depreciation or cost recovery deduction or otherwise) and such savings was not otherwise taken into account in computing such payment or indemnity, Sublessor shall pay to Sublessee an amount equal to the lesser of (A) the amount of such tax savings, plus any additional tax savings realized as the result of any payment made pursuant to this sentence when, as if, and to the extent realized and (B) the amount of all payments made by Sublessee to Sublessor (reduced by any payments previously made by Sublessor to Sublessee pursuant to this
SECTION 3(j)), and the excess, if any, of the amount described in CLAUSE (A) over the amount described in

                                                              Sublease Agreement
                                                                     (MSN 30808)

CLAUSE (B) shall be carried forward and applied to reduce pro tanto any subsequent obligations of Sublessee to make payments to Sublessor pursuant to this SECTION 3(j)). Sublessor shall not have any obligation to make any payment while a Sublease Event of Default has occurred and is continuing.

                        (3) If Sublessor shall have paid Sublessee any refund or credit of all or any part of any Tax paid by Sublessee and it is subsequently determined that Sublessor was not entitled to such refund or credit, such determination shall be treated as the imposition of a Tax for which Sublessee is obligated to indemnify Sublessor pursuant to the provisions of this SECTION 3(j) without regard to the exclusions contained in SECTION 3(j)(B), other than CLAUSE (5) thereof.

                        (4) Any amount which is payable to Sublessee by Sublessor pursuant to this SECTION 3(j) shall not be paid to Sublessee if a Sublease Event of Default has occurred and is continuing or if any payment is due and owing by Sublessee to Sublessor under the Sublease or any other Operative Document. At such time as there shall not be continuing any such Sublease Event of Default or there shall not be due and owing any such payment, such amount (to the extent not theretofore otherwise applied) shall be paid to Sublessee.

                        (F) TAX FILING. If any report, return or statement is required to be filed by Sublessor with respect to any Tax that is subject to indemnification under this SECTION 3(j), Sublessee (at its expense) shall (A) notify Sublessor in writing of such requirement not later than thirty (30) days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) and (B) either (I) if permitted by applicable law, prepare such report, statement or return for filing, send a copy of such report, statement or return to Sublessor and timely file such report, statement or return with the appropriate taxing authority, or (II) if Sublessee is not permitted by law to file such report, statement or return, or if so directed by Sublessor, prepare and furnish to Sublessor not later than thirty
(30) days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) a proposed form of such report, statement or return for filing by Sublessor; provided however, that if such report, statement or return requires information particularly within the control of Sublessor that is not provided to Sublessee within a reasonable amount of time of Sublessee's written request, Sublessee shall prepare (and furnish to Sublessor within the time frame specified above) a draft of such report, statement or return by completing those portions of such report, statement or return which can be completed based upon the information then available to Sublessee. Each of the Sublessor or Sublessee, as the case may be, shall timely provide the other party, with all information in its possession that the other party may reasonably require and request to satisfy its obligation under this PARAGRAPH (F).

                                                              Sublease Agreement
                                                                     (MSN 30808)

                        (G) FORMS/INFORMATION.

                        (1) Sublessor agrees to furnish from time to time to Sublessee or to such other Person as Sublessee may designate, at Sublessee's written request, such duly executed and properly completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any government or taxing authority, if
(A) such reduction or exemption is available to Sublessor and not otherwise materially adverse to its overall filing, litigation or planning positions, in the good faith judgment of Sublessor and (B) Sublessee has provided Sublessor with any information necessary to complete such form not otherwise reasonably available to Sublessor. Notwithstanding the foregoing, with respect to Taxes imposed by way of withholding, Sublessor shall be required to provide any certifications, information and documentation necessary or appropriate in order to minimize any indemnity payment regardless of whether or not providing such form would be materially adverse to its overall filing, litigation or planning position unless there has been a change in applicable Law enacted, adopted or issued after the Closing Date.

                        (2) Within a reasonable time after Sublessee receives from Sublessor a written request for specified information or copies of specified records reasonably necessary to enable such Person to file its Tax returns, to engage in an audit or contest Taxes imposed upon it, including information specifying the location of the Aircraft during the Tax filing period to which the return or contest relates, Sublessee shall, at its own expense, if reasonably available, provide such information or copies of such records to the requesting party.

                        (H) SUBROGATION. Upon payment of any Tax by Sublessee pursuant to this SECTION 3(j) to or on behalf of Sublessor, Sublessee, without any further action, shall be subrogated to any claims that Sublessor may have relating thereto. Sublessor shall cooperate with Sublessee to permit Sublessee to pursue such claims.

                        (I) PAYMENTS ON AFTER-TAX BASIS. Sublessee agrees that, notwithstanding anything to the contrary that may be contained herein, with respect to any payment or indemnity under this SECTION 3(j), Sublessee's indemnity obligation shall include any amount necessary to hold Sublessor harmless on an After-Tax Basis.

                        (J) AFFILIATED GROUP. For purposes of this SECTION 3(j), the term "Sublessor" shall include any combined, consolidated or affiliated group (and any member thereof) of which Sublessor is or shall become a member if combined or consolidated returns are or shall be filed for such affiliated group for foreign, federal, state or local Tax purposes.

                                                              Sublease Agreement
                                                                     (MSN 30808)

                        (K) HEAD LEASE GENERAL TAX INDEMNITY.

                        (1) Notwithstanding anything to the contrary set forth in this Agreement (other than the exclusions set forth in Section 3(j)(K)(5)), if Sublessor is required to pay any Indemnitee any amount pursuant to
SECTION 6(b) of the Participation Agreement (as evidenced by the receipt by Sublessor of a written demand pursuant to SECTION 6(b)(iii) of the Participation Agreement (a "HEAD LEASE GENERAL TAX INDEMNITY"), then Sublessor shall promptly give written notice to Sublessee describing in reasonable detail the Head Lease General Tax Indemnity to be paid to the applicable Indemnitee and Sublessee shall pay to Sublessor, on an After-Tax Basis, as Supplemental Rent, the amount of the Head Lease General Tax Indemnity. (It is the express understanding of the parties hereto that the amount payable to the Sublessor pursuant to this
SECTION 3(j)(K) shall be an amount equal to (and not in excess of) (i) the amount payable by Sublessor pursuant to the receipt of the relevant demand, plus
(ii) an amount, which after payment by the Sublessor of the amount set forth in such demand, shall leave the Sublessor in the same position that the Sublessor was in prior to the payment of the amount set forth in the demand and the receipt of the funds set forth in this SECTION 3(j)(K) from Sublessee). Any such payment will be made by Sublessee to Sublessor at least one (1) business day prior to the date payment is due from Sublessor to such Indemnitee.

                        (2) The amount payable to Sublessor pursuant to this
SECTION 3(j)(K) shall be payable in immediately available funds within ten
(10) Business Days of written notice from Sublessor, which notice shall be deemed to meet the requirements of this SECTION 3(j)(K) if it sets forth the information provided to Sublessor by the Indemnitee; provided that in no event shall such amount be payable earlier than one (1) Business Day prior to the date such amount is due pursuant to the Participation Agreement.

                        (3) If a claim is made against Sublessor by an Indemnitee with respect to which Sublessee is required to make a payment to Sublessor pursuant to this SECTION 3(j)(K), Sublessor shall promptly notify Sublessee in writing of such claim and, if requested by Sublessee in writing, Sublessor, as directed by Sublessee (unless a Sublease Event of Default shall have occurred and be continuing) shall exercise any and all contest rights that Sublessor may have under the Participation Agreement.

                        (4) In the event that Sublessee shall have paid an indemnity pursuant to this SECTION 3(j)(K), then within ten (10) Business Days of the receipt by Sublessor from the Indemnitee or a taxing authority of any payment with respect to any tax savings benefit or refund of Taxes that Sublessor has been indemnified for pursuant to this SECTION 3(j)(K), Sublessor shall pay to Sublessee an amount equal to such payment (net of any Tax consequences resulting from the receipt of such payment from the Sublessor, but taking into account the Tax benefits resulting from such payment to Sublessee); provided that any such amount shall not be paid to Sublessee so long as a

                                                              Sublease Agreement
                                                                     (MSN 30808)

Sublease Event of Default shall have occurred and be continuing, or until Sublessee shall have made all payments or indemnities then due and payable hereunder or under the Operative Documents.

                        (5) Notwithstanding anything in this SECTION 3(j)(K) to the contrary, Sublessee shall not have any liability to Sublessor with respect to any indemnity due and owing under SECTION 6(b) of the Participation Agreement
(i) which would not have arisen absent an amendment or modification to
SECTION 6(b) of the Participation Agreement with respect to which Sublessee has not consented in writing or which occurs during a Sublease Event of Default;
(ii) which is caused by the status of the Sublessor or an affirmative act of the Sublessor, which act did not occur as a result of, and was not otherwise caused by, an act or omission of the Sublessee or any Sublessee Person or during a Sublease Event of Default; (iii) which results from any event occurring after the termination of the Sublease; (iv) which results from gross negligence or willful misconduct of Sublessor; or (v) which results from any of the following:
(a) the transfer by the Seller to the Owner Trustee through a transaction or a series of transactions that are part of a like-kind exchange or any other like kind exchange which is contemplated by the Head Lease Documents; (b) any payment of any Increased Costs or Breakage Amount, as defined in the Head Lease (other than a payment in respect of Breakage Amounts resulting from Sublessee's exercise of its right to terminate this Sublease pursuant to SECTION 9(a)(i) or from the exercise by Sublessee of its right to purchase the Aircraft pursuant to
SECTION 20 of this Sublease); (c) any Sublessor Liens (other than a Sublessor Lien which is the result of, or otherwise caused by, an act of the Sublessee or any Sublessee Person); (d) any failure on the part of Sublessor to comply with the terms of the Head Lease Documents (other than a failure which occurs during a Sublease Event of Default), which failure is not a result of, or otherwise caused by, an act or omission of the Sublessee or any Sublessee Person or (e) a refinancing of the Equipment Notes not at the request of the Sublessee.

                        (L) SURVIVAL. All indemnities, obligations, adjustments and payments provided for in this SECTION 3(j) shall survive, and remain in full force and effect, notwithstanding the expiration or other termination of this Sublease or any other Operative Document. The obligations of Sublessee in respect of all such indemnities, obligations, adjustments and payments are expressly made for the benefit of, and shall be enforceable by, the Sublessor entitled thereto, without declaring the Sublease to be in default or taking other action thereunder, and notwithstanding any provision of the Indenture.

                  (k) GENERAL INDEMNITY. Sublessee hereby agrees to indemnify Sublessor against, and agrees to protect, defend, save and keep it harmless each of them on an After-Tax Basis from any and all Expenses imposed on, incurred by or asserted against Sublessor by any Indemnitee pursuant to SECTION 6(c) of the Participation Agreement, in any way relating to, based on or arising out of any one or more of the following: (A) the manufacture, design, purchase, acceptance or rejection of the Airframe

                                                              Sublease Agreement
                                                                     (MSN 30808)

or any Engine or Parts; (B) only to the extent as it relates to Sublessee or any Sub-sublessee, the registration, reregistration, financing, ownership, delivery, nondelivery, inspection, lease, sublease, sub-sublease, possession, storage, unworthiness, use, non-use, operation, maintenance, overhaul, testing, modification, additions, improvements, alteration, condition, replacement, repair, substitution, sale, transfer, return, or other disposition of the Aircraft, Airframe, Engine(s) (or any engine used on the Airframe) or any Part or part used on the Aircraft, the Airframe or any Engine (or any engine used on the Airframe) Sublessee or any other Sub-sublessee including, without limitation, any violation of law relating to the Aircraft (including environmental and noise pollution laws), latent or other defects, whether or not discoverable, strict tort liability and any claim for patent, trademark or copyright infringement death or property damage of passengers, shippers or others (including damage or loss of cargo); (C) the offer or sale of any interest in the Aircraft, the Operative Documents or any similar interest on or prior to the Delivery Date by Sublessor and any Lien relating to or arising during such period, but only to the extent such offer or sale is not in compliance with the requirements set forth in SECTION 13 or the Assignment of Sublease; (D) breach by Sublessee of any of its covenants under the Operative Documents; and (E) SECTION 13 of the Participation Agreement; PROVIDED, that the foregoing indemnity shall not extend to Sublessor with respect to any Expense to the extent such Expense is caused or directly related to one or more of the following: (1) any representation or warranty by such Indemnitee in the Operative Documents or the Head Lease Documents being incorrect, or (2) the failure by such Indemnitee to perform or observe any of its agreements, covenants or conditions in any of the Operative Documents or the Head Lease Documents, or (3) the willful misconduct or the gross negligence of such Indemnitee, other than gross negligence or willful misconduct imputed to such person solely by reason of its interest in the Aircraft, the Operative Documents or the Head Lease Documents, or (4) (A) in the case of any Indemnitee, the offer, sale or other disposition (voluntary or involuntary) by such Indemnitee of all or any part of its interest in the Airframe, any Engine or any Part (other than during the continuance of a Sublease Event of Default or pursuant to and in accordance with SECTIONS 9, 10, 15, 19 or 20 of the Lease), or (B) in the case of any Indemnitee, the offer, sale or other disposition by such Indemnitee of all or any part of such Indemnitee's interest in the Operative Documents, except to the extent such offer, sale or other disposition is made while a Sublease Event of Default has occurred and is continuing and in accordance with the Operative Documents, or (5) any Tax, whether or not Sublessee is required to indemnify for such Tax pursuant to SECTION 3(j) hereof (it being understood that SECTION 3(j) hereof and the Sublease Tax Indemnity Agreement exclusively provide for Sublessee's liability with respect to Taxes), or (6) in the case of the Owner Participant, the offer, sale or other disposition by the Owner Participant of any interest in the Trust Estate or the Trust Agreement or any similar interest, except to the extent such offer, sale or other disposition is made while a Head Lease Event of Default (which is also a Sublease Event of Default) has occurred and is continuing and (B) in accordance with SECTION 7(i) of the Participation Agreement, or (7) the authorization, giving or withholding of any future amendments, supplements, waivers or consents with respect to any of the Operative Documents which amendments, supplements, waivers or

                                                              Sublease Agreement
                                                                     (MSN 30808)

consents (a) are not or were not requested by Sublessee, (b) are not occasioned by a specific requirement of the Operative Documents, or (c) are not entered into in connection with the exercise of remedies pursuant to SECTION 15 hereof while a Sublease Event of Default has occurred and is continuing, PROVIDED that such amendment supplement, waiver or consent (as the case may be) does not have a material adverse effect on Sublessee's rights thereunder or (8) except to the extent fairly attributable to acts or events occurring, or circumstances or conditions existing, during the Term or actions taken (or required to be taken and not taken) during the Term, actions taken (or required to be taken and not taken) or events occurring after the earlier of: (I) the return of possession of the Aircraft to the Sublessor, Owner Trustee or its designee (including the placement in storage pursuant to SECTION 5 hereof) pursuant to and in accordance with the terms of this Sublease unless and to the extent an Expense is directly related to actions, omissions or events occurring in connection with the exercise of remedies under SECTION 15 hereof while a Sublease Event of Default has occurred and is continuing, (II) the termination of the Term in accordance with SECTION 9 hereof, (III) the payment by Sublessee of all amounts required to be paid under this Sublease and the other Operative Documents following a Sublease Event of Loss or (IV) termination of this Sublease and payment by Sublessee of all amounts required to be paid by Sublessee pursuant to the terms of the Operative Documents or (9) any amount which any Indemnitee expressly agrees to pay under any Operative Document or Head Lease Document, which is not subject to reimbursement hereunder or any amount which is expressly stated to be an Expense that is not reimbursable by Sublessee under the Operative Documents, or (10) any amount that is an ordinary and usual operating or overhead expense of any Indemnitee (it being understood out-of-pocket expenses payable to third parties do not constitute "ordinary and usual operating and overhead expenses"), or (11) any loss of tax benefits or increases in tax liability (it being understood that Sublessee may be required to indemnify Sublessor under
SECTION 3(j), under the Sublease Tax Indemnity Agreement or elsewhere in the Operative Documents).

            Sublessee shall not have any liability to Sublessor with respect to any indemnity due and owing under SECTION 3(k) to the extent it is caused by (i) the status of Sublessor or an affirmative act of Sublessor, which act did not occur as a result of, and was not otherwise caused by, an act or omission of Sublessee or a Sub-sublessee or during a Sublease Event of Default or (ii) any failure on the part of Sublessor to comply with the terms of the Operative Documents or Head Lease Documents (other than a failure which occurs during a Sublease Event of Default) to the extent that such fault is not a result of, or otherwise caused by, an act or omission of the Sublessee.

            Sublessee's indemnity obligation to Sublessor under this
SECTION 3(k) shall equal the amount which, after taking into account any Tax imposed upon the receipt or accrual of the amounts payable under this
SECTION 3(k) and any tax benefits realized by such Indemnitee as a result of the accrual or payment of such Expense shall equal the amount of the Expense indemnifiable under this SECTION 3(k).

                                                              SUBLEASE AGREEMENT
                                                                     (MSN 30808)

            If any Indemnitee shall realize a tax savings by reason of any Tax paid or indemnified by Sublessee pursuant to this SECTION 3(k) (whether such tax savings shall be by means of a foreign tax credit, depreciation or cost recovery deduction or otherwise) and such savings is not otherwise taken into account in computing such payment or indemnity, Sublessor shall pay to Sublessee an amount equal to the lesser of (i) the amount of such tax savings (reduced by any payments previously made by Sublessor to Sublessee pursuant to this
SECTION 3(k)), plus any additional tax savings recognized as the result of any payment made pursuant to this sentence, when, as if, and to the extent, realized and (ii) the amount of all payments pursuant to this SECTION 3(k) by Sublessee to Sublessor (and the excess, if any, of the amount described in CLAUSE (i) over the amount described in CLAUSE (ii) shall be carried forward and applied to reduce PRO TANTO any subsequent obligations of Sublessee to make payments to such Indemitee pursuant to this SECTION 3(k). Any Taxes that are imposed on any Indemitee as a result of the disallowance or reduction of any tax refund, credit or benefit referred to in this SECTION 3(k) or any Tax refund, credit or benefit that is subsequently disallowed shall be treated as a Tax for which Sublessee is obligated to indemnify pursuant to this SECTION 3(k) without regard to the exclusions or contest provisions contained in this SECTION 3. Any amount which is payable to Sublessee by any Person pursuant to this SECTION 3(k) shall not be paid to Sublessee if a Sublease Event of Default has occurred and is continuing or if any payment is due and owing by Sublessee to such Person under this Sublease or any other Operative Document. At such time as there shall not be continuing any such Sublease Event of Default or there shall not be due and owing any such payment, such amount (to the extent not theretofore otherwise applied) shall be paid to Sublessee.

            Nothing in this SECTION 3(k) shall be construed as a guaranty by Sublessee of the residual value of the Aircraft.

            If a claim is made against a Sublessor involving one or more Expenses and such Indemnitee has notice thereof, Sublessor shall promptly after receiving such notice give notice of such claim to Sublessee; PROVIDED that the failure to give such notice shall not affect the obligations of Sublessee hereunder except to the extent Sublessee is prejudiced by such failure to give notice in a timely manner or the Sublessee's indemnification obligations are increased as a result of such failure, in which case, Sublessee's obligations shall be released to the extent of such increase. If no Sublease Event of Default shall have occurred and be continuing and Sublessee shall have acknowledged that the Expense which is the subject of the claim is covered by
SECTION 3(k), Sublessee shall be entitled, at its sole cost and expense, acting through counsel reasonably acceptable to the respective Indemnitee, (A) in any judicial or administrative proceeding that involves solely a claim for one or more Expenses, to assume responsibility for and control thereof, (B) in any judicial or administrative proceeding involving a claim for one or more Expenses and other claims related or unrelated to the transactions contemplated by the Operative Documents, to assume responsibility for and control of such claim for Expenses to the extent that the same may be and is severed from such other claims (and such Indemnitee shall use reasonable best efforts to obtain such

                                                              Sublease Agreement
                                                                     (MSN 30808)

severance) and (C) in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee and to be allowed to participate therein. Notwithstanding any of the foregoing to the contrary, Sublessee shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings if such proceedings will involve a material risk of the sale, foreclosure, forfeiture or loss of the Aircraft, the Trust Estate, the Trust Indenture Estate or any part thereof unless in such an event Sublessee shall have posted adequate bond or other security in respect to such risk or if such proceedings could result in any criminal liability for any Indemnitee. An Indemnitee may participate at its own expense and with its own counsel in any judicial proceeding controlled by Sublessee pursuant to the preceding provisions.

            The affected Indemnitee shall supply Sublessee with such information reasonably requested by Sublessee as is necessary or advisable for Sublessee to control or participate in any proceeding to the extent permitted by this
SECTION 3(j). Such Indemnitee shall not enter into a settlement or other compromise with respect to any Expense without the prior written consent of Sublessee, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this SECTION 3(j).

            Sublessee shall supply the Indemnitee with such information reasonably requested by the Indemnitee as is necessary or advisable for the Indemnitee to control or participate in any proceeding to the extent permitted by this SECTION 3(j).

            Upon payment of any Expense pursuant to this SECTION 3(j), Sublessee, without any further action, shall be subrogated to any claims the Indemnitee may have relating thereto. The Indemnitee agrees to give such further assurances or agreements and to cooperate with Sublessee at Sublessee's expense, to permit Sublessee to pursue such claims, if any, to the extent requested by Sublessee.

            If an Indemnitee is reimbursed, in whole or in part, with respect to any Expense paid by Sublessee hereunder, it will promptly pay the amount refunded, including interest received thereto (but not an amount in excess of the amount Sublessee or any of its insurers has paid in respect of such Expense pursuant to this SECTION 3(j)) over to Sublessee.

            To the extent permitted by applicable law, interest at the Base Rate plus two percent (2.0%) shall be paid, on demand, on any amount or indemnity not paid when due pursuant to this SECTION 3(k) until the same shall be paid. Such interest shall be paid in the same manner as the unpaid amount in respect of which such interest is due.

            It is the express understanding of the parties hereto that the amount payable by Sublessee to Sublessor under this SECTION 3(k) shall in no event exceed the amount paid by Sublessor to an Indemnitee (plus the related costs and expenses of Sublessor) under the Participation Agreement for any particular indemnity claim.

                                                              Sublease Agreement
                                                                     (MSN 30808)

      SECTION 4. DISCLAIMER; SUBLESSOR'S AND SUBLESSEE'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

                  (a) Disclaimer. SUBLESSOR LEASES AND SUBLESSEE TAKES THE AIRCRAFT, EACH ENGINE AND EACH PART THEREOF "AS-IS," "WHERE-IS" AND "WITH ALL FAULTS." EXCEPT AS EXPRESSLY PROVIDED HEREIN, NONE OF SUBLESSOR NOR ITS AFFILIATES MAKES, HAS MADE OR SHALL BE DEEMED TO HAVE MADE, AND EACH HEREBY EXPRESSLY DISCLAIMS AND WILL BE DEEMED TO HAVE EXPRESSLY DISCLAIMED, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, WORKMAN-SHIP, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE OF THE AIRCRAFT, EACH ENGINE OR ANY PART THEREOF; AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE; AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT; AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT; OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, EACH ENGINE OR ANY PART THEREOF.

                  (b) SUBLESSEE'S REPRESENTATIONS AND WARRANTIES.. Sublessee hereby represents and warrants, which representations and warranties shall survive the execution and delivery of this Sublease and the delivery of the Aircraft, that (i) except for (A) the filing for recordation (and the recordation) of this Sublease, Sublease Supplement No. 1, the Assignment of Sublease with the FAA, the Head Lease, the Head Lease Supplement, the Trust Agreement, the Indenture, the Indenture Supplement and the FAA Bills of Sale, all with the FAA, (B) the registration of the Aircraft with the FAA pursuant to the Act in the name of the Owner Trustee, (C) the filing of protective Uniform Commercial Code financing statements with the Secretary of State of the State of California, which financing statements shall have been duly effected as of the Delivery Date (and assignments thereof and continuation statements at periodic intervals), (D) the taking of possession and retention by the Sublessor of the original counterparts of the Sublease and Sublease Supplement and (E) the affixation of placards referred to in SECTION 7(c) of this Sublease no further filing or recording of this Sublease, the Assignment of Sublease or of any other document (including any financing statement Under Revised Article 9 or Article 9 of the Uniform Commercial Code) and no further action is necessary, under the laws of the United States of America or the State of California in order to fully protect and establish Head Lessor's, Indenture Trustee's and Sublessor's interests in the Aircraft and this Sublease as against Sublessee or any third party claiming by, through or under Sublessee;

                              (ii) Sublessee holds all licenses, permits and
                  franchises from the appropriate Government Entities necessary to authorize Sublessee to lawfully engage in air transportation and

                                                              Sublease Agreement
                                                                     (MSN 30808)

                  to carry on scheduled commercial cargo service as currently conducted, except where the failure to so hold any such license, permit or franchise would not have a material adverse effect on the condition (financial or otherwise), business or properties of Sublessee;

                              (iii) Sublessee is a Certificated Air Carrier, and
                  its jurisdiction of organization (as such term is used in Article 9 of the Uniform Commercial Code in effect in the State of California) is located in Long Beach, California;

                              (iv) No Default has occurred and is continuing;
                  and

                              (v) the Sublessor is entitled to the protection of
                  Section 1110 of the Bankruptcy Code in connection with its right to take possession of the Airframe and Engines and to enforce any of its rights or remedies under this Sublease in the event of a case under the Bankruptcy Code in which Sublessee is a debtor.

                  (c) SUBLESSOR'S COVENANTS. Sublessor covenants that neither it nor any Person claiming by, through or under it will, through its own actions or inactions, interfere in Sublessee's continued possession, use, operation and quiet enjoyment of the Aircraft, any Engine or any Part and other rights with respect to the Aircraft hereunder during the Term unless a Sublease Event of Default has occurred and is continuing, and this Sublease shall not be terminated except as provided herein; provided that Head Lessor and the Indenture Trustee shall have received assignments of this Sublease (and in connection with their acceptance of such assignment acknowledge Sublessee's right to quiet enjoyment contained herein) and Sublessee is continuing to perform its duties and obligations under this Sublease for the benefit of Sublessor. Sublessor covenants that it will not directly or indirectly create, incur, assume or suffer to exist any Sublessor Lien on or with respect to the Airframe or any Engine.

                  (d) MANUFACTURERS' WARRANTIES. None of the provisions of this Sublease shall be deemed to amend, modify or otherwise affect the representations, warranties or other obligations (express or implied) of the Seller, the Manufacturer, the Engine Manufacturer, any subcontractor or supplier of the Manufacturer or the Engine Manufacturer with respect to the Airframe, the Engines or any Parts, or to release the Seller, the Manufacturer, the Engine Manufacturer, or any such subcontractor or supplier, from any such representation, warranty or obligation. Unless a Sublease Event of Default shall have occurred and be continuing under SECTION 14, Sublessor agrees to make available to Sublessee such rights as Sublessor may have (to the extent assignable by Sublessor) under any warranty with respect to the Aircraft, the Airframe or any Engine made by the Seller, the Manufacturer, the Engine Manufacturer, or any affiliate thereof or

                                                              Sublease Agreement
                                                                     (MSN 30808)

any of its subcontractors or suppliers and any other claims against the Seller, the Manufacturer, the Engine Manufacturer, or any affiliate thereof, or any such subcontractor or supplier with respect to the Aircraft, all pursuant to and in accordance with the terms of the Aircraft Warranty Assignment and the Head Lease. At any time a Sublease Event of Default has occurred and is continuing and this Sublease has been duly declared in default, all of Sublessee's rights under any warranty or other obligation with any of such Persons, with respect to the Aircraft shall automatically revert to Sublessor.

      SECTION 5. RETURN OF THE AIRCRAFT.

                  (a) CONDITION UPON RETURN. Sublessee shall comply with each of the provisions of EXHIBIT B, which provisions are hereby incorporated by this reference as if set forth in full herein. All references to "SECTION 5" or "this
SECTION 5" shall be deemed to include EXHIBIT B.

                  (b) STORAGE AND RELATED MATTERS. Unless Sublessee has elected to purchase the Aircraft in accordance with the terms hereof, if Sublessor gives written notice to Sublessee not less than thirty (30) days nor more than one hundred twenty (120) days prior to the end of the Term requesting storage of the Aircraft upon its return hereunder, Sublessee will assist Sublessor, at Sublessor's expense, in arranging storage for the Aircraft for a period up to thirty (30) days, commencing on the date of such return, and upon request of Sublessor to Sublessee made at least ten (10) days prior to the end of such initial thirty (30) day period, for an additional one hundred twenty (120) day period commencing upon expiration of such initial period, at such storage facility in the forty eight (48) contiguous states of the United States of America as Sublessee and Sublessor may agree; PROVIDED that such location shall be a location generally used for the storage of commercial aircraft by aircraft owners or operators. Notwithstanding subsection (a) of EXHIBIT B, such storage shall be deemed to be the return location of the Aircraft for purposes of such EXHIBIT B. Such storage shall be at Sublessor's risk and expense and Sublessor shall pay all applicable storage, maintenance and insurance fees and expenses. Sublessee's obligation to assist Sublessor in arranging storage for the Aircraft shall be subject to Sublessor entering into an agreement satisfactory to Sublessee prior to the commencement of the storage period with the storage facility providing, among other things, that Sublessor shall bear all storage, maintenance charges (other than those to be paid by Sublessee as set forth herein and maintenance required as a direct breach of Sublessee's obligations under this SECTION 5) and other costs (including those costs referred to above) other than those to be paid by Sublessee as set forth herein) and incurred relating to such storage. Sublessee agrees to arrange for insurance coverage for the Aircraft during such storage period; PROVIDED that Head Lessor reimburses Sublessee for its out-of-pocket costs therefor.

                  (c) RETURN OF OTHER ENGINES. In the event that any Engine owned by Head Lessor shall not be installed on the Airframe at the time of return hereunder, Sublessee shall be required to return the Airframe hereunder with an

                                                              Sublease Agreement
                                                                     (MSN 30808)

Acceptable Alternate Engine meeting the requirements of, and title of which is transferred to Head Lessor in accordance with, this SECTION 5 and SECTION 10. Thereupon, Sublessor will transfer or cause to be transferred to Sublessee on an "as is, where is, with all faults" basis the Engine constituting part of such Aircraft but not installed on such Airframe at the time of the return of the Airframe.

                  (d) OBLIGATIONS CONTINUE UNTIL RETURN. If Sublessee shall fail to return the Aircraft at the time and in the condition specified herein, the Term of this Sublease shall be deemed to have been automatically extended (unless Sublessor has terminated this Sublease pursuant to SECTION 15(e) hereof) and all obligations of Sublessee under this Sublease shall continue in effect with respect to the Aircraft until the Aircraft is so returned to Sublessor and Sublessee shall pay to Sublessor an amount equal to the higher of fair market rental value and 100% of the average daily Basic Rent payable by Sublessee during the Term for each day after the end of the Term to, but excluding, the day of such return; PROVIDED, HOWEVER, that Sublessee shall not be responsible for Sublessor's failure to accept return of the Aircraft in accordance with this
SECTION 5 in a timely manner or for any Rent with respect to periods after Sublessee has tendered the Aircraft for return in accordance with this Sublease. Any Rent owed to Sublessor pursuant to this SECTION 5(d) shall be payable upon acceptance of the Aircraft by Sublessor. The provisions of this SECTION 5(d) shall not limit any remedy the Sublessor would otherwise have for breach of
SECTION 5(a).

      SECTION 6. LIENS. Sublessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, title thereto or any interest therein or in this Sublease, except (i) the respective rights of Head Lessor as owner of the Aircraft and Sublessor, as Lessee, as provided in the Head Lease, the rights of Sublessor and Sublessee under this Sublease, the rights of any Sub-sublessee under a Sub-Sublease, the Lien of the Trust Indenture, and any other rights of any Person existing pursuant to the Head Lease Documents and Operative Documents, (ii) the rights of others under agreements or arrangements to the extent permitted by the terms of SECTIONS 7(b) and 8(b) hereof, (iii) Sublessor Liens, Lessor Liens and Indenture Trustee Liens, (iv) Liens for Taxes of Sublessee either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or permanent loss of the Airframe or any Engine or any interest of any Participant therein or any impairment of the validity or priority of the Lien of the Indenture, any risk of any material civil liability or any risk of criminal liability on the part of Head Lessor, Sublessor, or any Participant or the indenture Trustee, (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of Sublessee's or any Sub-sublessee's business (including those arising under maintenance agreements entered into in the ordinary course of business) securing obligations that are not overdue for a period of more than sixty (60) days or are being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or any Engine or any interest of the Head Lessor or any Participant therein or

                                                              Sublease Agreement
                                                                     (MSN 30808)

any impairment of the validity or priority of the Lien of the Indenture, any risk of any material civil liability or any risk of criminal liability on the part of Head Lessor, Sublessor, or any Participant or the Indenture Trustee,
(vi) Liens arising out of any judgment or award against Sublessee or any Sub-sublessee not covered by insurance, unless the judgment secured shall not, within sixty (60) days after the entry thereof, have been discharged, vacated, reversed or execution thereof stayed pending appeal or shall not have been discharged, vacated or reversed within sixty (60) days after the expiration of such stay or any risk of any material civil liability or any risk of criminal liability on the part of the Head Lessor, Sublessor, or any Participant or the Indenture Trustee, (vii) any other Lien with respect to which Sublessee or any Sub-sublessee shall have provided a sufficient bond, cash collateral or other security or maintains adequate reserves in the reasonable and good faith judgment of Sublessor, and (viii) Liens approved in writing by Sublessor. Sublessee will promptly, at its own expense, take (or cause to be taken) such actions as may be necessary duly to discharge any such Lien not excepted above if the same shall arise at any time during the Term.

      SECTION 7. REGISTRATION, MAINTENANCE, OPERATION AND REGISTRATION; POSSESSION AND SUB-SUBLEASES; INSIGNIA.

                 (a)   REGISTRATION, MAINTENANCE, OPERATION AND REGISTRATION.

                        (1) REGISTRATION AND MAINTENANCE. Sublessee, at its own cost and expense, shall: (A) forthwith upon the delivery thereof hereunder, cause the Aircraft to be duly registered in the name of Head Lessor, and, subject to CLAUSE (3) of this SECTION 7(a), and subject to Head Lessor's and Owner Participant's compliance with SECTION 7(a) of the Participation Agreement as in effect on the date hereof, to remain duly registered in the name of Head Lessor under the Transportation Code; PROVIDED that Head Lessor shall execute and deliver all required documents and any instruments that Sublessee (or any Sub-sublessee) may reasonably request for the purpose of effecting and continuing such registration, and shall not register the Aircraft or permit (except to the extent that such registration cannot be effected with the FAA because of Head Lessor's or Owner Participant's failure to comply with the U.S. citizenship requirements for registration under the Transportation Code) the Aircraft to be registered under any laws other than the Transportation Code at any time, except as provided in CLAUSE (3) of this SECTION 7(a) and, if the Trust Indenture is then in effect, shall cause the Trust Indenture, subject to the requirements of the applicable law, to be duly recorded and maintained of record as a first mortgage on the Aircraft; (B) on a nondiscriminatory basis relative to the other aircraft which it operates, maintain, service, repair and/or overhaul (or cause to be maintained, serviced, repaired and/or overhauled) (i) so as to keep the Aircraft in as good an operating condition as when delivered to Sublessee (ordinary wear and tear excepted) and in such condition as necessary to enable the airworthiness certification for the Aircraft to be maintained in good standing at all times under Part 121 of the Federal Aviation Regulations (or under the applicable requirements of the aviation authority of any other jurisdiction in which the Aircraft may then be registered as permitted by

                                                              Sublease Agreement
                                                                     (MSN 30808)

SECTION 7 hereof except (a) when the Aircraft is being temporarily stored and is not operational, (b) when the Aircraft is being serviced, repaired, maintained, overhauled, tested or modified as permitted or required by the terms of this Sublease or (c) when all of Sublessee's Boeing 747-46NF aircraft of comparable vintage and configuration, powered by power-plants and having systems and avionics comparable to the Aircraft ("SIMILAR AIRCRAFT") have been grounded by the FAA or under the laws of any jurisdiction in which the Aircraft may then be registered as permitted by SECTION 7 hereof, or such aviation authority has revoked or suspended the airworthiness certificates for all such aircraft, and
(ii) in accordance with the maintenance program approved by the government of registry for the Aircraft and utilizing the same manner of maintenance, service, repair or overhaul used by Sublessee (or any Sub-sublessee) with respect to Similar Aircraft operated by it and without in any way discriminating against the Aircraft on the basis of its leased status or otherwise; (C) maintain or cause to be maintained all records, logs and other materials required to be maintained in respect of the Aircraft by the FAA or the aviation authority of any other jurisdiction in which the Aircraft may then be registered as permitted by this SECTION 7 hereof; and (D) promptly furnish to Head Lessor (with a copy to Sublessor) any information required to enable Head Lessor to perform any applicable government filings required of the owner of the Aircraft by such registration jurisdiction.

                        (2) OPERATION. Sublessee will not (and will not allow any other Sub-sublessee to) maintain, use, service, repair, overhaul or operate the Aircraft in violation of any Law or certificate of any government or governmental authority (domestic or foreign) having jurisdiction over the Aircraft, or contrary to any airworthiness certificate, license or registration relating to the Aircraft issued by any such authority, except (A) immaterial or non-recurring violations with respect to which corrective measures are taken promptly by Sublessee or a Sub-sublessee, as the case may be, upon discovery thereof, and (B) to the extent Sublessee (or any other Sub-sublessee) is contesting in good faith and by appropriate proceedings the validity or application of any such law, rule, regulation or order which does not involve
(x) any material risk of sale, forfeiture or permanent loss of the Aircraft, the Airframe, any Engine or any Part (y) any risk of criminal liability to the Owner Participant, Sublessor, Head Lessor or Indenture Trustee or (z) any risk of material civil liability against the Owner Participant, Sublessor, Head Lessor or Indenture Trustee. Sublessee will not (and will not allow any Sub-sublessee to) operate the Aircraft in any area excluded from coverage by insurance provided pursuant to SECTION 11 hereof; PROVIDED, HOWEVER, that the failure of Sublessee to comply with the provisions of this sentence shall not give rise to an Sublease Event of Default hereunder if indemnification from the United States Government complying with SECTION 11(c) has been provided or where such failure is attributable to extraordinary circumstances involving an isolated occurrence or series of incidents not in the ordinary course of the regular operations of Sublessee or any Sub-sublessee such as a hijacking, medical emergency, equipment malfunction, weather condition, navigational error, or other isolated extraordinary event beyond the control of Sublessee or any Sub-sublessee

                                                              Sublease Agreement
                                                                     (MSN 30808)

and Sublessee or any Sub-sublessee is diligently and in good faith proceeding to rectify such failure.

                        (3) REREGISTRATION. Upon Sublessee's compliance with all of the terms of SECTION 7 hereof, including, without limitation, this CLAUSE
(3), Sublessor shall, at the request and sole expense of Sublessee, cooperate with Sublessee to take all actions required to change the registration of the Aircraft to the designated country. So long as no Sublease Event of Default shall have occurred and be continuing, Sublessee may elect to effect a change in registration of the Aircraft, at Sublessee's cost and expense, so long as the country of registry of the Aircraft is a country listed in the last paragraph of this SECTION 7(a)(3). Upon the request of Sublessee and provided no Sublease Event of Default shall have occurred and be continuing, the country list in the last paragraph of this SECTION 7(a)(3) may be amended from time to time to include any other country which would provide substantially equivalent protection for the rights and remedies of owner participants, lessors or lenders in similar transactions and with which the United States of America maintains normal diplomatic relations, such amendments to be subject to the consent of the Loan Participant (so long as the Lien of the Trust Indenture is in effect) and the Owner Participant (such consents not to be unreasonably withheld). In order for Sublessee to effect a change in the country of registry of the Aircraft, Sublessee shall deliver to Sublessor and/or as Sublessor otherwise shall direct, the following:

                        (i) an Officer's Certificate certifying that (A) the insurance or self-insurance required by SECTION 11 of the Sublease shall be in full force and effect at the time of such change in registration after giving effect to such change in registration, (B) the Lien of the Trust Indenture in favor of the Indenture Trustee will continue as a first priority and perfected lien following such change of registry, (C) such change will not result in the imposition of, or increase in the amount of, any Tax for which Sublessee is not required to indemnify, or is not then willing to enter into a binding agreement to indemnify Sublessor pursuant to this Agreement or the Sublease Tax Indemnification Agreement, (D) the new country of registry imposes aircraft maintenance standards not materially less stringent than those imposed by the least stringent of the FAA, the aeronautical authority of Canada, Switzerland, France, Germany, Japan, The Netherlands or the United Kingdom, (E) any import or export permits necessary to take the Aircraft into such jurisdiction of reregistration and any exchange permits necessary to allow all Rent to continue to be paid are in full force and effect to the extent obtainable with commercially reasonable effort and to the extent customary to obtain, and (F) any value added tax, customs duty, tariff or other

                                                              Sublease Agreement
                                                                     (MSN 30808)

                  governmental charge or tax relating to the change in jurisdiction of registration of the Aircraft shall have been paid; and

                  (ii) a favorable opinion (subject to customary bankruptcy and equitable exceptions and to other exceptions customary in foreign legal opinions generally) of counsel addressed to Sublessor, the Participants, the Owner Trustee and the Indenture Trustee from counsel qualified in the laws of the relevant jurisdiction and reasonably acceptable to the addressees to the effect that: (A) the obligations of Sublessee, and the rights and remedies of Sublessor, under the Sublease and the rights and remedies of the Owner Trustee under the Head Lease shall remain valid binding and enforceable under the laws of such jurisdiction; (B) it is not necessary, solely as a consequence of such change in registration and without giving effect to any other activity of Sublessor, the Owner Trustee, the Participants or the Indenture Trustee (or any Affiliate thereof), as the case may be, for Sublessor, the Owner Trustee, the Participants or the Indenture Trustee to register or qualify to do business in such jurisdiction; and (C) after giving effect to such change in registration, the ownership interest of the Owner Trustee in the Aircraft and the Head Lease and the Lien of the Trust Indenture shall be recognized and all filing, recording or other action necessary to protect the same shall be undertaken. Upon receipt of the foregoing certificate and opinion, Sublessor, Owner Participant and Indenture Trustee will cause the Owner Trustee to make such change of registration.

            Sublessee shall pay all costs, expenses, fees, recording and registration Taxes, including the reasonable fees and expenses of counsel to Sublessor, the Owner Trustee, the Participants and the Indenture Trustee, in connection with any such change in registration.

            The list of countries in which Sublessee is permitted to effect a reregistration of the Aircraft in accordance with the procedures of this SECTION 7(a)(3) is as follows:

Australia                  the Netherlands
Austria                    New Zealand
Bahamas                    Norway
Belgium                    People's Republic of China
Bermuda                    Portugal
Canada                     Republic of China (Taiwan)
Denmark                    Singapore
Finland                    South Africa
France                     Spain
Greece                     Sweden
Germany                    Switzerland
Iceland                    United Kingdom
Ireland                    United States of America

                                                              Sublease Agreement
                                                                     (MSN 30808)

Italy
Japan
Luxembourg

                  (b) POSSESSION AND SUB-SUBLEASES. Sublessee will not, without the prior written consent of Sublessor, sublease or otherwise in any manner deliver, transfer or relinquish possession of the Airframe or any Engine or install or permit any Engine to be installed on any airframe other than the Airframe provided that so long as Sublessee shall comply (or shall cause compliance) with the provisions of SECTION 7 and SECTION 11 hereof, Sublessee may, or may permit any Sub-sublessee to, without the prior written consent of
Sublessor:

                        (i) subject the Airframe and the Engines or engines then
                  installed thereon to normal interchange agreements or any Engine to pooling or similar arrangements, in each case on substantially similar terms as are customarily obtained by similarly situated U.S. Air Carriers operating Similar Aircraft and entered into by Sublessee in the ordinary course of its business; PROVIDED that (A) no such agreement or arrangement requires the transfer of title to the Airframe,
                  (B) if Sublessor's interest in any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Sublease Event of Loss with respect to such Engine and Sublessee shall comply with SECTION 10(b) hereof in respect thereof, Sublessor not intending hereby to waive any right or interest it may have to or in such Engine under Law until compliance by Sublessee with such SECTION 10(b), (C) any interchange agreement to which the Airframe may be subject shall be with a U.S. Air Carrier or a Foreign Air Carrier and (D) the rights of any Person (other than Sublessee) under an interchange agreement covering the Airframe shall be expressly subject and subordinate to all of the terms of this Sublease;

                        (ii) deliver possession of the Airframe or any Engine to the manufacturer thereof (or for delivery thereto) or to any organization (or for delivery thereto) for testing, service, repair, maintenance or overhaul work on the Airframe or Engine or any part of any thereof or for alterations or modifications in or additions to such Airframe or Engine to the extent required or permitted by the terms of SECTION 8(c) hereof;

                        (iii) install an Engine on an airframe owned by
                  Sublessee or any Sub-sublessee free and clear of all Liens, except: (A) Permitted Liens and those which apply only to the engines

                                                              Sublease Agreement
                                                                     (MSN 30808)

                  (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), (B) in the case of airframe interchange agreements contemplated by CLAUSE (i) above, the rights of any U.S. Air Carrier or Foreign Air Carrier under such interchange agreements; PROVIDED that Sublessor's and Head Lessor's interest in such Engines and, the Lien of the Trust Indenture shall not be divested or impaired as a result thereof; (C) in the case of pooling or similar arrangements contemplated by CLAUSE (i) above, the rights of third parties under such pooling or similar arrangements; PROVIDED that Sublessor's and Head Lessor's interest in such Engine and, the Lien of the Trust Indenture shall not be divested or impaired as a result thereof and (D) mortgage liens or other security interests; PROVIDED that (as regards this CLAUSE(D)) the documents creating such mortgage liens or other security interests (or, if applicable, another enforceable written agreement governing such mortgage liens or other security interests) effectively provide that such Engine shall not become subject to the Lien of such mortgage or security interest, notwithstanding the installation thereof on such airframe;

                        (iv) install an Engine on an airframe leased to Sublessee or any Sub-sublessee or purchased by Sublessee or any Sub-sublessee subject to a conditional sale or other security agreement; PROVIDED that (x) such airframe is free and clear of all Liens, except: (A) the rights of the parties to the lease or conditional sale or other security agreement covering such airframe, or their assignees and (B) Liens of the type permitted by CLAUSE (iii) of this PARAGRAPH (b) and
                  (y) such lease, conditional sale or other security agreement effectively provides that such Engine shall not become subject to the Lien of such lease, conditional sale or other security agreement, notwithstanding the installation thereof on such airframe;

                        (v) install an Engine on an airframe owned by Sublessee, leased to Sublessee or a Sub-sublessee or purchased by Sublessee or a Sub-sublessee subject to a conditional sale or other security agreement under circumstances where neither CLAUSE (iii) nor CLAUSE (iv) of this PARAGRAPH (b) is applicable; PROVIDED that such installation shall be deemed an Sublease Event of Loss with respect to such Engine and Sublessee shall comply with SECTION 10(b) hereof in respect thereof, Sublessor not intending hereby to waive any right or interest it may have to or in such Engine under

                                                              Sublease Agreement
                                                                     (MSN 30808)

                  applicable Law until compliance by Sublessee with such SECTION 10(b);

                        (vi) to the extent permitted by SECTION 8(b) hereof, subject any appliances, Parts or other equipment owned by Head Lessor and subleased by Sublessor and removed from the Airframe or any Engine to any pooling arrangement referred to in CLAUSES (i) and (iii) of this PARAGRAPH (b);

                        (vii) subject the Airframe or any Engine to the Civil
                  Reserve Air Fleet Program and transfer possession of the Airframe or any Engine to the United States Government or any instrumentality or agency thereof backed by the full faith and credit of the United States Government, so long as Sublessee shall (A) promptly notify Sublessor of any transfer pursuant to the Civil Reserve Air Fleet Program in any contract year (and prompt notice of any subsequent transfer pursuant to the Civil Reserve Air Fleet Program) and provide Sublessor with the name and address of the Contracting Office Representative for the Air Mobility Command of the United States Air Force to whom notice must be given pursuant to SECTION 15 hereof and
                  (B) promptly notify Sublessor upon transferring possession of the Airframe or any Engine to the United States of America or any agency or instrumentality thereof backed by the full faith and credit of the United States Government;

                        (viii) RESERVED; and

                        (ix) so long as no Event of Default has occurred and is
                  continuing, Sublessee may, at any time in its sole discretion, enter into any Sub-Sublease with any Sub-sublessee; PROVIDED, however, that no Sub-Sublease entered into pursuant to this clause (ix) shall (i) be to a Person that, at the time of entering into such Sub-sublease, is subject to any bankruptcy, insolvency, or reorganization proceedings, (ii) permit further sublease of the Aircraft by any Sub-sublessee or fail to be expressly made subject and subordinate to the terms of this Sublease, (iii) require Sublessor or Head Lessor to qualify to do business in any jurisdiction in which it is not otherwise required to do so, (iv) extend beyond the expiration of the Basic Term or any Renewal Term or Additional Renewal Term then in effect, unless Sublessee shall have irrevocably committed to purchase the Aircraft or renew the Sublease in accordance with the terms hereof at the end of the Basic Term, Renewal Term or Additional Renewal Term, as the

                                                              Sublease Agreement
                                                                     (MSN 30808)

                  case may be, to a date beyond the latest permissible expiration date of this Sublease; PROVIDED further that in connection with a Sub-Sublease to a Sub-sublessee which is domiciled in a foreign country (1) the United States of America maintains diplomatic relations with the country of domicile of such Sub-sublessee (and, in the case of the Republic of China (Taiwan), diplomatic relations at least as good as those in effect on the Delivery Date) and (2) Sublessee shall have furnished Sublessor and Head Lessor (if the Head Lease is then in effect) an opinion, of counsel reasonably satisfactory to Sublessor, in the country of domicile of such Sub-sublessee, that (a) the terms of such Sub-Sublease are the legal, valid and binding obligations of the parties thereto, enforceable under the laws of such jurisdiction, (b) it is not necessary for Sublessor to register or qualify to do business in such jurisdiction (if not already so registered or qualified) as a result, in whole or in part, of the proposed Sub-Sublease, (c) Head Lessor's title to, and the Indenture Trustee's Lien on, the Aircraft, Airframe and Engines will be recognized in such jurisdiction,
                  (d) the Laws of such jurisdiction of domicile require fair compensation by the government of such jurisdiction, payable in currency freely convertible into Dollars, for the loss of title to the Aircraft, Airframe or Engines in the event of a requisition by such government of such title (unless Sublessee shall provide insurance in the amounts required with respect to hull insurance under SECTION 11 covering the requisition of title to the Aircraft, Airframe or Engines by the government of such jurisdiction so long as the Aircraft, Airframe or Engines are subject to such Sub-Sublease) (e) the agreement of such Sub-sublessee that its rights under the Sub-Sublease are subject and subordinate to all the terms of this Sublease and is enforceable against such Sub-sublessee under applicable law; and (f) the terms and conditions of such Sub-Sublease shall include provisions for the maintenance, operation, possession, inspection and insurance of the Aircraft that are the same in all material respects as the applicable provisions of this Sublease; and; PROVIDED that, (A) Sublessee shall pay all of each Participant's reasonable outside legal fees and expenses incurred in connection with any proposed Sub-Sublease and shall indemnify each of them for any reasonable out-of-pocket additional costs and expenses to the extent incurred as a result of such Sub-Sublease, (B) Sublessee shall furnish to Sublessor and each Participant evidence reasonably satisfactory that the insurance required by SECTION 11 remains in effect and (C) all necessary documents shall have been filed, registered or recorded in such public offices in such jurisdiction as may be required to fully preserve the Head

                                                              Sublease Agreement
                                                                     (MSN 30808)

                  Lessor's title and the Indenture Trustee's Lien on, the Aircraft, Airframe and Engines. Sublessee shall provide Head Lessor, the Owner Participant and the Indenture Trustee with a copy of any Sub-Sublease which has a term of more than three
                  (3) years, provided Sublessee may require any such recipient to enter a suitable confidentiality agreement as to any information it reasonably may deem commercially sensitive and confidential. In addition, Sublessee shall furnish to Sublessor, the Owner Participant and the Indenture Trustee notice of any Sub-Sublease within a reasonable period of time (but not more than 30 days) after the commencement of such Sub-Sublease.

                  (c) CERTAIN LIMITATIONS ON SUB-SUBLEASING OR OTHER RELINQUISHMENTS OF POSSESSION. The rights of any Sub-sublessee or other transferee who receives possession by reason of a transfer permitted by SECTION 7(a) and (b) (other than where the transfer is of an Engine which is deemed a Sublease Event of Loss) shall be subject and subordinate to, and any Sub-Sublease or Airframe interchange arrangement permitted by SECTION 7(a) and
(b) shall be expressly subject and subordinate to, all the terms of this Sublease and Sublessor's and Head Lessor's (and so long as the Trust Indenture is in effect, the Indenture Trustee's (as Head Lessor's assignee)) rights, subject in all respects to SECTION 4(c), to repossess and to void such Sub-Sublease or other permitted transfer upon the occurrence of a Sublease Event of Default or a Head Lease Event of Default, respectively; and Sublessee shall remain primarily liable hereunder for the performance of all of the terms of this Sublease. The terms of any such Sub-Sublease or permitted transfer shall not by their terms permit any Sub-sublessee or other permitted transferee to take any action not permitted to be taken by Sublessee in this Sublease with respect to the Aircraft. No pooling agreements, sublease or other relinquishment of possession of the Airframe or any Engine or Wet Lease shall in any way discharge or diminish any of Sublessee's obligations to Sublessor hereunder (including, without limitation, SECTION 5 hereof) or constitute a waiver of Sublessor's rights or remedies hereunder with respect to the Aircraft. Sublessor agrees, for the benefit of Sublessee (and any Sub-sublessee) and for the benefit of any mortgagee or other holder of a security interest in any engine (other than an Engine) owned by Sublessee (or any Sub-sublessee), any lessor of any engine (other than an Engine) leased to Sublessee (or any Sub-sublessee) and any conditional vendor of any engine (other than an Engine) purchased by Sublessee (or any Sub-sublessee) subject to a conditional sale agreement or any other security agreement, that no interest shall be created hereunder in any engine so owned, leased or purchased and that none of Sublessor, Head Lessor, or Indenture Trustee or its successors or assigns will acquire or claim, as against Sublessee (or any Sub-sublessee) or any such mortgagee, lessor or conditional vendor or other holder of a security interest or any successor or assignee of any thereof, any right, title or interest in such engine as the result of such engine being installed on the Airframe.

                                                              Sublease Agreement
                                                                     (MSN 30808)

                  (d) WET LEASING, ACMI CONTRACTS OR SIMILAR ARRANGEMENTS; MERGERS; ASSIGNMENTS. Any Wet Lease, ACMI Contract or similar arrangement under which Sublessee maintains operational control of the Aircraft shall not constitute a delivery, transfer or relinquishment of possession of the Aircraft for purposes of SECTION 7(b) and shall not be prohibited by the terms hereof. Neither a Wet Lease nor an ACMI Contract shall be deemed a "Sub-sublease", and the counterparty of a Wet Lease or an ACMI Contract shall not be deemed to be a "Sub-sublessee" for any purposes under this Sublease. Sublessor acknowledges that any consolidation or merger of Sublessee or conveyance, transfer or lease of all or substantially all of Sublessee's assets otherwise permitted by the Operative Documents shall not be prohibited by SECTION 7(b). In addition, Sublessor acknowledges that the restrictions on assignment set forth in SECTION 13 hereof shall not prohibit the exercise by Sublessee of its rights under
SECTION 7(b). Any contract that is part of the United States Civil Reserve Air Fleet Program shall not be deemed to be a sublease for any purpose under this Sublease.

                  (e) SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT OF A SUB-SUBLESSEE. Notwithstanding anything to the contrary contained in SECTIONS 7(b) and 7(c), if: (A) the Sublessee assigns a Sub-Sublease to Sublessor as security for the performance of Sublessee's obligations under this Sublease; (B) the basic rent and supplemental rent payments under such Sub-Sublease are at least equal to Sublessee's Basic Rent and Supplemental Rent payments under this Sublease and such Sub-Sublease is expressly made subject and subordinate to this Sublease; and (C) the Sublessee and the Sub-sublessee execute and deliver a Subordination, Non-Disturbance and Attornment Agreement in substantially the form attached hereto as EXHIBIT F (the "Attornment Agreement") to Sublessor, then Sublessor: (1) shall execute and deliver such Attornment Agreement to the Sublessee and Sub-sublessee; (2) agrees that the requirement contained in the first sentence of SECTION 7(c) shall be deemed satisfied (EXCEPT AS TO ANY RIGHTS OF HEAD LESSOR OR THE INDENTURE TRUSTEE) by the Attornment Agreement; and
(3) shall not disturb the Sub-sublessee's possession of the Aircraft, Airframe or Engines during the term of the Sub-Sublease nor void the Sub-Sublease so long as no event of default has occurred under the Sub-Sublease.

                  (f) INSIGNIA. On or prior to the Delivery Date, or as soon as practicable thereafter, Sublessee agrees to affix and maintain (or cause to be affixed and maintained), at its expense, in the cockpit of the Airframe adjacent to the airworthiness certificate therein and on each Engine a nameplate bearing the inscription:

                            Owned By and Leased From
           Wells Fargo Bank Northwest, N.A., as Owner Trustee, Lessor

and, for so long as the Airframe and each Engine shall be subject to the Lien of the Trust Indenture, bearing the following additional inscription:

                                                              Sublease Agreement
                                                                     (MSN 30808)

                                  Mortgaged To
                First Union Trust Company, National Association,
                              as Indenture Trustee

(such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Head Lessor, Sublessor or successor Indenture Trustee). Except as above provided, Sublessee will not allow the name of any Person to be placed on the Airframe or on any Engine as a designation that might be interpreted as a claim of ownership; PROVIDED that nothing herein contained shall prohibit Sublessee or any Sub-sublessee from placing its customary colors and insignia on the Airframe or any Engine.

      SECTION 8. REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS.

                  (a) REPLACEMENT OF PARTS. Sublessee, at its cost and expense, promptly will replace or cause to be replaced all Parts, including any such Parts removed from the Airframe or any Engine which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in PARAGRAPHS (b) or (c) of this SECTION 8. In addition, at its cost and expense, Sublessee may, and may permit a Sub-sublessee (or any maintenance provider for the Aircraft) to, remove (or cause to be removed) in the ordinary course of maintenance, service, repair, overhaul or testing, or as may be required or, in Sublessee's reasonable opinion, advisable, in contemplation of the return of the Aircraft to Sublessor in accordance with this Sublease, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; PROVIDED that Sublessee will, except as otherwise provided herein, at its cost and expense, replace, or cause to be replaced, such Parts as promptly as practicable. All replacement parts (other than replacement parts temporarily installed on the Airframe or Engine as provided in SECTION 8(b) hereof) shall be free and clear of all Liens (except Permitted Liens), and shall be in as good an operating condition, and shall have value and utility at least equal to, the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof (but without taking into consideration hours and cycles remaining until overhaul) and will not, when installed, cause the useful life of the Airframe or any Engines to be diminished. All Parts at any time removed from the Airframe or any Engine shall remain the property of Head Lessor, no matter where located, until such time as such Parts shall be replaced by parts which meet the requirements for replacement parts specified above. Upon any replacement part becoming incorporated or installed in or attached to the Airframe or any Engine, without further act (subject only to Permitted Liens and any arrangement permitted by SECTION 8(b) hereof), (i) such replacement part shall become the property of Head Lessor and shall become subject to the Head Lease, the Trust Indenture and this Sublease and be deemed a Part for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine and (ii) the replaced Part shall no longer be the property of Head Lessor

                                                              Sublease Agreement
                                                                     (MSN 30808)

and shall no longer be deemed a Part hereunder, or under the Head Lease and title to such replaced Part shall vest in Sublessee as provided in this Sublease.

                  (b) POOLING OF PARTS; TEMPORARY REPLACEMENT PARTS. Any Part removed from the Airframe or any Engine as provided in SECTION 8(a) hereof may be subjected by Sublessee or any Sub-sublessee to a normal pooling arrangement of the type permitted for Engines under SECTION 7(b)(i); PROVIDED that the part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with SECTION 8(a) hereof as promptly as practicable after the removal of such removed Part. In addition, Sublessee or any Sub-sublessee, may use temporary parts or pooled parts on the Aircraft as temporary replacements for Parts; PROVIDED that Sublessee as promptly thereafter as practicable, either causes such pooled or temporary replacement part to become the property of Head Lessor free and clear of all Liens other than Permitted Liens or replaces such replacement part with a further replacement part owned by Sublessee which meets the requirements of SECTION 8(a) hereof and which shall become the property of Head Lessor, free and clear of all Liens other than Permitted Liens.

                  (c) ALTERATIONS, MODIFICATIONS AND ADDITIONS. Sublessee will, at its cost and expense, make (or cause to be made) such alterations, modifications and additions to the Airframe and Engines as may be required during the Term to meet the applicable standards of the FAA or the applicable aviation authority of any other jurisdiction in which the Aircraft may then be registered as permitted by SECTION 7 hereof; PROVIDED, HOWEVER, that Sublessee or any Sub-sublessee may, in good faith, contest the validity or application of any such law, rule, regulation or order by appropriate proceedings which does not adversely affect Sublessor, Head Lessor or any Participant (or their respective interests in the Aircraft) or, so long as any Equipment Notes are outstanding, the Indenture Trustee. In addition, Sublessee or any Sub-sublessee may from time to time alter the configuration of the Aircraft and may make such alterations and modifications in and additions to the Airframe or any Engine as Sublessee reasonably may deem desirable in the proper conduct of its business, including removal of Parts which Sublessee or any Sub-sublessee reasonably deems to be obsolete or no longer suitable or appropriate for use on the Airframe or such Engine (such Parts, "OBSOLETE PARTS"); PROVIDED that no such alteration, modification, removal or addition impairs the condition or airworthiness of the Airframe or such Engine, or materially diminishes the value, utility or remaining useful life of the Airframe or such Engine below the value, utility or remaining useful life thereof immediately prior to such alteration, modification, removal or addition, assuming that the Airframe or such Engine is in the condition required to be maintained by the terms of the Sublease, except that the value (but not the utility or remaining useful life) of the Airframe or any Engine may be reduced by the value of Obsolete Parts which shall have been removed so long as the aggregate value of all Obsolete Parts which shall have been removed and not replaced shall not exceed in the aggregate $300,000 in value at the time of removal. All parts incorporated or installed in or attached or added to the Airframe or an Engine as the result of such alteration,

                                                              Sublease Agreement
                                                                     (MSN 30808)

modification or addition (the "ADDITIONAL PART" or "ADDITIONAL PARTS") shall, without further act, automatically become the property of Head Lessor (provided that, Removable Parts and Parts which may be removed by any Sublessee pursuant to the next sentence shall not automatically become property of Head Lessor). Notwithstanding the foregoing, Sublessee or any Sub-sublessee may remove (and not replace) any Additional Part, provided that such Additional Part (i) is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or any Engine at the time of delivery thereof under this Sublease or any Part in replacement of or substitution for any such Part, (ii) is not required to be incorporated or installed in or attached or added to the Airframe or any Engine pursuant to the terms of SECTION 7(a)(1) or the first sentence of this SECTION 8(c) and (iii) can readily be removed from the Airframe or such Engine without causing any material damage to the Aircraft and without diminishing or impairing the value, utility, condition or remaining useful life which the Airframe or such Engine would have had at such time had such alteration, modification or addition not occurred (a "Removable Part"). Removable Parts may be leased from or financed by third parties other than Sublessor. Upon removal of such Part, the Airframe or such Engine affected shall be returned to the condition it was prior to such change assuming the Airframe or such Engine was in the condition and repair required to be maintained by the terms hereof. Upon the removal thereof as provided above, such Additional Parts shall no longer be deemed the property of Head Lessor or part of the Airframe or Engine from which it was removed and title thereto shall, without further act, vest in Sublessee (or such Sub-sublessee or such third party lessor or financing party of the Removable Parts, as the case may be); PROVIDED that, upon written request to Sublessee therefor. Any Additional Part not removed as above provided prior to the return of the Aircraft to Head Lessor hereunder shall remain the property of Head Lessor.

      SECTION 9.  VOLUNTARY TERMINATION.

                  (a)   TERMINATION EVENT.

                        (i) (1) Sublessee shall have the right to elect to terminate this Sublease on any Rent Payment Date which must correspond to a Head Lease Rent Payment Date occurring on or after the close of the calendar year in which the sixth (6th) anniversary of the Delivery Date occurs if Sublessee shall have made the good faith determination, which shall be evidenced by a certificate of a Finance Officer of Sublessee, that the Aircraft is economically obsolete or surplus to its needs or the Aircraft is to be disposed of pursuant to a program of fleet renewal. The parties hereto acknowledge that the Rent Payment Dates are monthly under this Sublease while the Head Lease Rent Payment Date is semi-annual. Sublessor covenants to Sublessee that once every six months the Rent Payment Date under this Sublease shall be the

                                                              Sublease Agreement
                                                                     (MSN 30808)

                  same date as a Head Lease Rent Payment Date. (2) Sublessee will also have the right for any reason to terminate the Sublease on the tenth (10th) and thirteenth (13th) anniversaries of the Delivery Date. If this Sublease is terminated pursuant to CLAUSE (2) by Sublessee, Sublessee may elect to purchase the Aircraft for the greater of Termination Value or its then Fair Market Sales Value. Any such Fair Market Sales Value shall be determined by mutual agreement of Sublessor and Sublessee within 35 days after delivery of a Termination Notice or if they shall not agree then pursuant to the Appraisal Procedure. If Sublessee does not so elect, Sublessee, acting as agent for Sublessor, shall have the right, but not the obligation, to sell the Aircraft. Sublessor shall retain the sales proceeds therefrom, net of all reasonable, out-of-pocket costs and expenses of sale (other than any fees, commissions or expenses of any broker retained by more than one broker per transaction). Sublessee shall pay
                  (i) an amount equal to the excess, if any, of Termination Value of the Aircraft as of the Termination Date over the net sales proceeds and (ii) unpaid Rent due on or before the Termination Date (other than rent payable in advance on such Termination Date).

                        (ii) Sublessee shall give to Sublessor at least one hundred twenty (120) days revocable advance written notice of Sublessee's intention to so terminate this Sublease pursuant to CLAUSE (i) above (any such notice, a "TERMINATION NOTICE") specifying the Rent Payment Date which must correspond to a Head Lease Rent Payment Date on which Sublessee intends to terminate this Sublease in accordance with this SECTION 9 (such specified date, a "TERMINATION DATE") and in the case of CLAUSE(i)(1) above that Sublessee has determined that the Aircraft is economically obsolete or surplus to its needs.

                  (b) OPTIONAL SALE OF THE AIRCRAFT; SUBLESSOR RETENTION OPTION; REVOCATION OF TERMINATION NOTICE. In the event that Sublessee shall have exercised its right to terminate this Sublease pursuant to SECTION 9(a)(i)(1), during the period from the giving of the Termination Notice until the proposed Termination Date (unless Sublessee shall have revoked the Termination Notice specifying such proposed Termination Date or Sublessor shall have irrevocably elected to retain the Aircraft pursuant to this SECTION 9 (b)), Sublessee, as non-exclusive agent for Sublessor and at no expense to Sublessor, shall use commercially reasonable efforts to obtain bids for the purchase of the Aircraft and, in the event it receives any bid, Sublessee shall, within five (5) Business Days after receipt thereof and at least ten (10) Business Days prior to the proposed Termination Date, certify to Sublessor in writing the amount and terms of such bid, and the name and address of the party or parties (who shall not be Sublessee or any Affiliate of Sublessee or

                                                              Sublease Agreement
                                                                     (MSN 30808)

any Sub-sublessee or any other Person with whom Sublessee or any such Affiliate or any Sub-sublessee has an arrangement or understanding regarding the future use of the Aircraft by Sublessee or any such Affiliate or any Sub-sublessee but who may be Sublessor, any Affiliate thereof or any Person contacted by Sublessor) submitting such bid. Subject to the next succeeding sentence, on or before the Termination Date, subject to the release of all mortgage and security interests with respect to the Aircraft under the Trust Indenture: (1) Sublessee shall deliver the Aircraft, or cause the Aircraft to be delivered, to the bidder(s), if any, which shall have submitted the highest cash bid therefor at least ten (10) Business Days prior to such Termination Date, in the same manner and in the same condition and otherwise in accordance with all the terms of this Sublease as if delivery were made to Sublessor pursuant to SECTION 5, and shall duly transfer to Head Lessor title to any engines on the Airframe and not owned by Head Lessor all in accordance with the terms of SECTION 5, (2) Sublessor shall or shall cause Head Lessor to sell in accordance with the provisions of
SECTION 9(c) hereof, subject to prior or concurrent payment by Sublessee of all amounts due under CLAUSE (3) of this sentence, all of Head Lessor's (if the Head Lease is then in effect) or Sublessor's right, title and interest in and to the Aircraft for cash in Dollars to such bidder(s), the total sales price realized at such sale to be retained by Head Lessor or by Sublessor (if the Head Lease is no longer in effect) and (3) Sublessee shall simultaneously pay or cause to be paid to Head Lessor or to Sublessor (if the Head Lease is no longer in effect) in funds of the type specified in SECTION 3(e) hereof, an amount equal to the sum of (A) the excess, if any, of (i) the Termination Value for the Aircraft, computed as of the Termination Date, over (ii) the sales price of the Aircraft sold by Head Lessor or by Sublessor (if the Head Lease is no longer in effect) after deducting the reasonable expenses incurred by Head Lessor, Sublessor, the Owner Participant or the Indenture Trustee (as the case may be) in connection with such sale (other than any fees, commissions or expenses of any broker retained by more than one broker per transaction) (B) all unpaid Basic Rent with respect to the Aircraft due prior to (but not on) such Termination Date and (C) all Supplemental Rent due by Sublessee under this Sublease or the other Operative Documents, if any, payable in connection with a prepayment of the Equipment Notes, and upon such payment Sublessor (if the Head Lease is no longer in effect) simultaneously will transfer or cause Head Lessor (if the Head Lease is in effect) to transfer to Sublessee, in accordance with the provisions of
SECTION 9(c), all of Head Lessor's or Sublessor's (if the Head Lease is no longer in effect) right, title and interest in and to any Engines constituting part of the Aircraft which were not sold with the Aircraft. Notwithstanding the preceding sentence, Head Lessor or Sublessor (if the Head Lease is no longer in effect) may, elect to retain title to the Aircraft unless Sublessee shall have revoked the Termination Notice or shall have accepted a bid for the Aircraft prior to Sublessee's receipt of notice of Lessor's election. If Head Lessor or if Sublessor (if the Head Lease is no longer in effect) so elects, Head Lessor or Sublessor (if the Head Lease is no longer in effect) shall give to Sublessee written notice of such election within thirty (30) days of its receipt of a Termination Notice accompanied by an irrevocable undertaking by the Owner Participant to make available to Head Lessor or if the Head Lease is not in effect, by the Sublessor to provide for payment to the Indenture Trustee on the Termination Date

                                                              Sublease Agreement
                                                                     (MSN 30808)

the amount required to pay in full the unpaid principal amount of the Equipment Notes outstanding on the Termination Date plus interest accrued thereon through the Termination Date. Upon receipt of notice of such an election by Head Lessor or Sublessor (if the Head Lease is no longer in effect) and the accompanying undertaking by the Owner Participant (or Sublessor if the Head Lease is not in effect), Sublessee shall cease its efforts to obtain bids as provided above and shall reject all bids theretofore or thereafter received. On the Termination Date, Head Lessor or Sublessor (if the Head Lease is no longer in effect) shall (subject to the payment by Sublessee of all Rent due on or prior to such date) pay in full the unpaid principal amount of the Equipment Notes outstanding on the Termination Date plus interest accrued thereon through the Termination Date due on the Equipment Notes, and, so long as the Equipment Notes are paid as aforesaid, Sublessee shall deliver the Airframe and Engines or engines to Head Lessor or Sublessor (if the Head Lease is no longer in effect) in accordance with SECTION 5 and shall pay all Basic Rent due prior to the Termination Date and all Supplemental Rent due on or prior to the Termination Date. If no sale shall have occurred on the Termination Date, Head Lessor or Sublessor (if the Head Lease is no longer in effect) may, but shall not be obligated to, elect to retain title to the Aircraft and terminate the Sublease, in which case (1) Head Lessor or Sublessor (if the Head Lease is no longer in effect) shall pay to the Indenture Trustee the amount required to pay in full the unpaid principal amount of the Equipment Notes outstanding on the Termination Date plus interest accrued thereon through the Termination Date and, to the extent not paid by Sublessee in accordance with the following CLAUSE (2), the Breakage Amount, if any, due on the Equipment Notes and (2) Sublessee shall pay all Basic Rent due prior to the Termination Date and all Supplemental Rent. At such time as all of the payments described in the preceding sentence shall have been made, this Sublease shall terminate and Sublessee shall deliver the Aircraft to Head Lessor or Sublessor (if the Head Lease is no longer in effect) in accordance with SECTION 5 thereof. If no sale shall have occurred on the Termination Date and Head Lessor or Sublessor (if the Head Lease is no longer in effect) has not made the payments contemplated by either of the preceding two sentences and thereby caused this Sublease to terminate, this Sublease shall continue in full force and effect as to the Aircraft, Sublessee shall pay the costs and expenses incurred by each Participant, Head Lessor, Sublessor and the Indenture Trustee (unless such failure to terminate the Sublease is a consequence of the failure of Sublessor without due cause to make, or cause to be made, the payments referred to in the immediately preceding sentence in which case Sublessor shall be responsible for direct damages), if any in connection with the preparation for such sale other than any fees, commissions or expenses of any broker retained by Owner Participant, Head Lessor or Sublessor. In the event of any such sale or such retention of the Aircraft by Head Lessor or Sublessor (if the Head Lease is no longer in effect) and upon compliance by Sublessee with the provisions of this paragraph, the obligation of Sublessee to pay Basic Rent or any other amounts hereunder shall cease to accrue and this Sublease shall terminate. The Owner Participant and Head Lessor or Sublessor (if the Head Lease is no longer in effect) may solicit cash bids on their own behalf, inquire into the efforts of Sublessee to obtain bids or otherwise act in connection with any such sale other than to transfer (in accordance with

                                                              Sublease Agreement
                                                                     (MSN 30808)

the foregoing provisions) to the purchaser named in the highest cash bid certified by Sublessee to Head Lessor or Sublessor (if the Head Lease is no longer in effect) all of Head Lessor's or Sublessor's (if the Head Lease is no longer in effect) right, title and interest in the Aircraft, against receipt of the payments provided herein. Sublessee may revoke a Termination Notice delivered under SECTION 9(a) no more than four (4) times during the Term.

                  (c) If Sublessor shall be required to transfer title to the Aircraft, Airframe or any Engine to Sublessee or any other Person pursuant to this Sublease or cause such title to be transferred, then (a) Sublessor shall or shall cause (1) the transfer to Sublessee or such other Person, as the case may be, of all of Head Lessor's (if the Head Lease is then in effect) and Sublessor's right, title and interest in and to the Aircraft, Airframe or such Engine, as the case may be, free and clear of all Sublessor Liens and Lessor Liens, (2) so long as the Lien of the Trust Indenture has not been discharged, comply with the terms of the Trust Indenture, or cause such terms to be complied with, relating to the release of the Aircraft, Airframe or such Engine, (3) assign to Sublessee or such other Person, as the case may be, if and to the extent permitted, all warranties of the Manufacturer and Engine Manufacturer with respect to the Airframe, Aircraft or Engine, and (4) assign to Sublessee, if and to the extent permitted, all claims, if any, for damage to the Aircraft, Airframe or such Engine, in each case free of Sublessor Liens and Lessor Liens without recourse or warranty of any kind whatsoever (except as to the transfer described in clause (1) above and as to the absence of such Liens, Sublessor Liens or Lessor Liens, as aforesaid), and (b) Sublessor shall deliver, or shall cause prompt delivery of, a bill of sale, to Sublessee or such other Person, as the case may be, evidencing such transfer on an as-is where-is basis and conveying right, title and interest no less than that transferred to Head Lessor by Seller, without recourse, representation or warranty (except as to the absence of Sublessor Liens or Lessor Liens or the Lien of the Indenture) and in form and substance reasonably satisfactory to Sublessee or such other Person, as the case may be.

                  (d) Termination as to Engines; Replacement. Sublessee shall have the right at its option at any time during the Term, on at least thirty
(30) days prior written notice, to terminate this Sublease with respect to any Engine. In such event, and prior to the date of such termination, Sublessee shall replace such Engine hereunder by complying with the terms of SECTION 10(b) to the same extent as if a Sublease Event of Loss had occurred with respect to such Engine, and Sublessor shall transfer such right, title and interest as it may have to the replaced Engine as provided in SECTION 5(c). No termination of this Sublease with respect to any Engine as contemplated by this SECTION 9(d) shall result in any reduction of Basic Rent.

      SECTION 10. LOSS, DESTRUCTION, REQUISITION, ETC.

                  (a) SUBLEASE EVENT OF LOSS WITH RESPECT TO THE AIRCRAFT. Upon the occurrence of a Sublease Event of Loss with respect to the Airframe or the Airframe

                                                              Sublease Agreement
                                                                     (MSN 30808)

and the Engines and/or engines then installed thereon, Sublessee shall forthwith (and in any event, within fifteen (15) days after such occurrence) give Sublessor written notice of such Sublease Event of Loss, and, within sixty (60) days after such Sublease Event of Loss, Sublessee shall give Sublessor written notice of its election to perform one of the following options (it being agreed that if Sublessee shall not have given such notice of election within such period, Sublessee shall be deemed to have elected the option set forth in CLAUSE
(i) below). Sublessee may elect either to:

                        (i) make the payments specified in this CLAUSE (i), in
                  which event not later than the earlier of (x) the Business Day next succeeding the one hundred eightieth (180th) day following the occurrence of such Sublease Event of Loss, (y) the tenth (10th) day (or, if such day is not a Business Day, the next succeeding Business Day) after receipt of insurance proceeds in respect of such Sublease Event of Loss; PROVIDED that in no event shall payment be required under this CLAUSE
                  (i)(y) prior to the sixtieth (60th) day following the occurrence of such Sublease Event of Loss or if Sublessee exercises the option to substitute provided in CLAUSE (ii) below (except as provided in the proviso contained in said CLAUSE (ii)) or (z) an earlier Business Day irrevocably specified fifteen (15) days in advance by notice from Sublessee to Sublessor (the "LOSS PAYMENT DATE"), Sublessee shall pay or cause to be paid to Sublessor in funds of the type specified in SECTION 3(e) hereof, an amount equal to the Termination Value of the Aircraft corresponding to the Termination Value Date occurring on or immediately following the Loss Payment Date (the "DETERMINATION DATE") together with all other amounts that then may be due hereunder including, without limitation, all Supplemental Rent, under the other Operative Documents (including, without limitation the Sublease Tax Indemnity Agreement); PROVIDED that in any instance in which the applicable Loss Payment Date shall occur after the final day of the Term, the Determination Date shall be the last Termination Value Date in the Term, and the Termination Value shall be reduced by any amount of Basic Rent due on the Determination Date that has actually been paid; or

                        (ii) so long as no Sublease Event of Default has
                  occurred and is continuing, substitute an aircraft or an airframe or an airframe and one or more engines, as the case may be; PROVIDED THAT, if Sublessee does not perform its obligation to effect such substitution in accordance with this
                  SECTION 10(a), during the period of time provided herein, then Sublessee shall pay or cause to be paid to Sublessor, on the Business Day next succeeding the one hundred twentieth (120th) day following the occurrence of

                                                              Sublease Agreement
                                                                     (MSN 30808)

                        such Sublease Event of Loss the amount specified in CLAUSE (i) above.

            At such time as Sublessor shall have received the amounts specified in CLAUSE (i) above and all other amounts due under the Operative Documents, (1) the obligation of Sublessee to pay the installments of Basic Rent shall cease to accrue, (2) this Sublease shall terminate, (3) Sublessor will transfer or cause to be transferred, at the sole cost and expense of Sublessee, to or at the direction of Sublessee, in accordance with the provisions of SECTION 9(c) hereof, all of Head Lessor's (if the Head Lease is then in effect) or Sublessor's (if the Head Lease is no longer in effect) right, title and interest in and to the Airframe and any Engines subject to such Sublease Event of Loss, as well as any Engines not subject to such Sublease Event of Loss, and furnish to or at the direction of Sublessee a bill of sale to transfer "as is, where is, with all faults" all of Head Lessor's (if the Head Lease is then in effect) or Sublessor's (if the Head Lease is no longer in effect) right, title and interest therein without recourse, representation or warranty (except as to the absence of Lessor Liens, Sublessor Liens or Indenture Trustee Liens attributable to such Person), evidencing such transfer and (4) Sublessee will be subrogated to all claims of Head Lessor (if the Head Lease is then in effect) or Sublessor (if the Head Lease is no longer in effect), if any, against third parties, for damage to or loss of the Airframe and any Engines which were subject to such Sublease Event of Loss to the extent of the then insured value of the Aircraft.

            In the event Sublessee shall elect to substitute an aircraft (or an airframe or an airframe and one or more engines, as the case may be) (I) Sublessee shall, at its sole expense, not later than the Business Day next succeeding the 120th day following the occurrence of such Sublease Event of Loss, (A) convey or cause to be conveyed to Head Lessor (if the Head Lease is then in effect) or to Sublessor (if the Head Lease is no longer in effect) and to be subjected to the Indenture Lien (if the Indenture has not been discharged), and to be leased by Sublessee hereunder, an aircraft (or an airframe or an airframe and one or more engines which, together with the Engines constituting a part of the Aircraft but not installed thereon at the time of such Sublease Event of Loss constitute the Aircraft) free and clear of all Liens (other than Permitted Liens) that is the same model as the Airframe to be replaced, or an improved model and having a value, utility and remaining useful life (as evidenced by an appraisal, in form and substance reasonably satisfactory to Sublessor, prepared by a qualified independent aircraft appraiser selected by Sublessee and reasonably satisfactory to Sublessor at Sublessee's expense) at least equal to the Aircraft subject to such Sublease Event of Loss assuming that the Aircraft had been maintained in accordance with this Sublease and (B) prior to or at the time of any such substitution, Sublessee, at its own expense, will (1) furnish Head Lessor (if the Head Lease is then in effect), Sublessor (if the Head Lease is no longer in effect) and the Indenture Trustee (if the Lien of the Trust Indenture has not been discharged)
(x) with a bill of sale, in form and substance reasonably satisfactory to Head Lessor, Sublessor and the Indenture Trustee (if the Lien of the Trust Indenture has not been discharged), evidencing such transfer of title and (y) a Trust Supplement (if the Trust Indenture is still

                                                              Sublease Agreement
                                                                     (MSN 30808)

in effect) subjecting the aircraft (or airframe and/or one or more engines) to the Lien of the Trust Indenture and upon such receipt, Head Lessor shall execute such Trust Supplement and deliver it to Sublessee for filing in accordance with the Trust Indenture, and (z) a favorable legal opinion of applicable aviation law counsel as to the title of Head Lessor (if the Head Lease is then in effect) or Sublessor (if the Head Lease is no longer in effect) to the Airframe, and the first priority and perfected Lien of the Trust Indenture on (if such Lien of the Trust Indenture has not been discharged), such Aircraft (or Airframe and/or one or more Engines), (2) cause a Sublease Supplement to be duly executed by Sublessee and cause any Lease Supplement executed pursuant to the Head Lease and furnished by Sublessor to Sublessee, the Sublease Supplement and the Trust Supplement described in CLAUSE (1)(y) above to be filed for recording pursuant to the Transportation Code, or the applicable laws, rules and regulations of any other jurisdiction in which the Airframe may then be registered as permitted by
SECTION 7 hereof, (3) cause a financing statement or statements with respect to such substituted property to be filed in such place or places as are reasonably deemed necessary by Head Lessor, the Sublessor and the Indenture Trustee (if the Lien of the Trust Indenture has not been discharged) to perfect their respective interest therein and herein, and (4) furnish Head Lessor, the Sublessor and the Indenture Trustee (if the Lien of Trust Indenture has not been discharged) with such evidence of compliance with the insurance provisions of SECTION 11 with respect to such substituted property as Head Lessor, the Sublessor and the Indenture Trustee (if the Lien of the Trust Indenture has not been discharged) may reasonably request, and (5) furnish Sublessor with an opinion of counsel from counsel chosen by Sublessee and reasonably acceptable to Sublessor, which is in form and substance satisfactory to Sublessor to the effect that Sublessor will be entitled to the benefits of SECTION 1110 of the U.S. Bankruptcy Code with respect to the substitute aircraft; PROVIDED that such opinion need not be delivered if immediately prior to such replacement the benefits of SECTION 1110 of the Bankruptcy Code were not, solely by reason of a change in law or court interpretation thereof, available to Sublessor and (II) Sublessor will cause (A) Head Lessor to simultaneously comply with the terms of the Trust Indenture to obtain release of the Lien of the Trust Indenture and to transfer to Sublessee, in accordance with the provisions of SECTION 9(c) hereof, all of Head Lessor's, Sublessor's and the Indenture Trustee's (if the Lien of the Trust Indenture has not been discharged) right, title and interest, if any, in and to the Aircraft or the Airframe and one or more Engines, as the case may be, with respect to which such Sublease Event of Loss occurred, (B) Sublessee to be subrogated to all claims of Head Lessor, Sublessor and the Indenture Trustee (if the Indenture has not been discharged), if any, against third parties for damage to or loss of the Airframe and any Engine which were subject to such Sublease Event of Loss to the extent of the then insured value of the Aircraft. For all purposes hereof and of the other Operative Documents, the property so substituted shall after such transfer be deemed part of the property leased hereunder and shall be deemed an "Aircraft", "Airframe" and "Engine", as the case may be, as defined in ANNEX A. No Sublease Event of Loss with respect to the Airframe or the Airframe and the Engines or engines then installed thereon for which substitution has been elected pursuant to SECTION 10(a)(ii) hereof shall result in any suspension or reduction in Basic Rent.

                                                              Sublease Agreement
                                                                     (MSN 30808)

                  (b) SUBLEASE EVENT OF LOSS WITH RESPECT TO AN ENGINE. Upon the occurrence of a Sublease Event of Loss with respect to an Engine under circumstances in which there has not occurred a Sublease Event of Loss with respect to the Airframe, (I) Sublessee shall forthwith (and in any event, within fifteen days after such occurrence) give Sublessor written notice thereof and shall, within ninety (90) days after the occurrence of such Sublease Event of Loss, convey or cause to be conveyed to Head Lessor or Sublessor (if the Head Lease is no longer in effect), as replacement for the Engine with respect to which such Sublease Event of Loss occurred, title to an Acceptable Alternate Engine. Prior to or at the time of any such conveyance, Sublessee, at its own expense, will (i) furnish Head Lessor (if the Head Lease is in affect), the Sublessor (if the Head Lease is no longer in effect) and the Indenture Trustee (if the Indenture has not been discharged) with (x) a bill of sale and a representation as to title by Sublessee, in form and substance reasonably satisfactory to Head Lessor, the Sublessor and the Indenture Trustee (if the Indenture has not been discharged), with respect to such Acceptable Alternate Engine and (y) a Trust Supplement subjecting the Acceptable Alternate Engine to the Lien of the Indenture (if the Indenture has not been discharged) and upon such receipt, Head Lessor shall execute such Trust Supplement and deliver it to Sublessee for filing, (ii) cause a Sublease Supplement to be duly executed by Sublessee and cause any Lease Supplement executed pursuant to the Head Lease and furnished by Sublessor to Sublessee, the Sublease Supplement and the Trust Supplement in CLAUSE (1)(y) described above to be filed for recording pursuant to the Transportation Code, or the applicable laws, rules and regulations of any other jurisdiction in which the Airframe may then be registered as permitted by
SECTION 7 hereof, (iii) furnish Head Lessor (if the Head Lease is in affect), the Sublessor and the Indenture Trustee (if the Indenture has not been discharged) with such evidence of compliance with the insurance provisions of
SECTION 11 hereof with respect to such replacement engine as Head Lessor, Sublessor and the Indenture Trustee (if the Indenture has not been discharged) may reasonably request and (II) Sublessor will cause Head Lessor to comply with the terms of the Trust Indenture and obtain release of the Lien of the Trust Indenture and transfer to or at the direction of Sublessee in accordance with the provisions of SECTION 9(c) hereof all of Head Lessor's right, title and interest, if any, in and to (A) the Engine with respect to which such Sublease Event of Loss occurred and (B) all claims, if any, against third parties, for damage to or loss of the Engine subject to such Sublease Event of Loss, and such Engine shall thereupon cease to be the Engine leased under the Head Lease and subleased hereunder. For all purposes hereof and of the other Operative Documents, each such replacement engine shall, after such conveyance, be deemed part of the property subleased hereunder, and shall be deemed an "Engine". No Sublease Event of Loss with respect to an Engine under the circumstances contemplated by the terms of this paragraph (b) shall result in any suspension or reduction in Basic Rent.

                  (c) APPLICATION OF PAYMENTS FROM GOVERNMENTAL AUTHORITIES FOR REQUISITION OF TITLE, ETC. Any payments (other than insurance proceeds the application of which is provided for in SECTION 11) received at any time by Sublessor or

                                                              Sublease Agreement
                                                                     (MSN 30808)

by Sublessee from any governmental authority or other Person with respect to a Sublease Event of Loss will be applied as follows:

                        (i) if payments are received with respect to the
                  Airframe (or the Airframe and any Engine or engines then installed thereon), (A) unless the same are replaced pursuant to the last paragraph of SECTION 10(a), so much of such payments remaining as shall not exceed the Termination Value required to be paid by Sublessee to Sublessor pursuant to
                  SECTION 10(a), shall be applied in reduction of Sublessee's obligation to pay the Termination Value as specified in
                  SECTION 10(a)(i), if not already paid by Sublessee, or, if already paid by Sublessee to Sublessor, shall be applied to reimburse Sublessee for its payment of the Termination Value as specified in SECTION 10(a)(i), and following the foregoing application, the balance, if any, of such payments will be divided between Sublessor and Sublessee to compensate Sublessor for its loss of its Sublessor's residual interest in the Aircraft, and to compensate Sublessee for its loss of its leasehold interest in the Aircraft; or (B) if such property is replaced pursuant to the last paragraph of SECTION 10(a), such payments shall be retained by Sublessor or paid as Sublessor shall otherwise direct, and upon completion of such replacement procedure turned over to Sublessee to pay for the replacement; and

                        (ii) if such payments are received with respect to an
                  Engine under circumstances contemplated by SECTION 10(b) hereof, so much of such payments for reasonable costs and expenses shall be paid over to, or retained by, Sublessee.

                  (d) REQUISITION FOR USE OF THE AIRCRAFT BY THE UNITED GOVERNMENT OR THE GOVERNMENT OF REGISTRY OF THE AIRCRAFT. In the event of the requisition for use of the Airframe and the Engines or engines installed on the Airframe during the Term by the United States Government or any other government of registry of the Aircraft or any instrumentality or agency of any thereof which does not constitute a Sublease Event of Loss, Sublessee shall promptly notify Head Lessor, Sublessor and the Indenture Trustee (if the Indenture has not been discharged) of such requisition, and all of Sublessee's obligations under this Sublease with respect to the Aircraft shall continue to the same extent as if such requisition had not occurred (except to the extent that any failure or delay in repairing or maintaining the Aircraft shall have been caused directly by such requisition). If, in the event of any such requisition, Sublessee shall fail to return the Aircraft on or before the one hundred eightieth (180th) day beyond the end of the Term, such failure shall constitute a Sublease Event of Loss which shall be deemed to have occurred on the last day of the Term and in such event Sublessee shall make the payment contemplated by SECTION 10(a)(i) in respect of such Sublease Event of Loss; provided,

                                                              Sublease Agreement
                                                                     (MSN 30808)

however, that Sublessor may notify Sublessee in writing on or before the 30th day prior to the last day of the Term that, in the event Sublessee shall fail by reason of such requisition to return the Airframe and Engines or engines on or before the end of the Term, such failure shall not be deemed an Event of Loss. Upon the giving of such notice by Sublessor and such failure to return by the end of the Term, Sublessee shall be relieved of all of its obligations pursuant to the provisions of SECTION 5 (including the provisions of ANNEX B hereto), but not under any other Section, except that if any engine not owned by Head Lessor shall then be installed on the Airframe, Sublessee will, at no cost to Sublessor, furnish or cause to be furnished to Head Lessor a full warranty (as to title) bill of sale with respect to each such engine in form and substance reasonably satisfactory to Head Lessor (together with an opinion of counsel, which counsel and such opinion shall be reasonably satisfactory in form and substance to Head Lessor) (it being agreed that Sublessee's General Counsel is acceptable to Head Lessor and Sublessor) to the effect that such full warranty bill of sale has been duly authorized and delivered and is enforceable in accordance with its terms and that such engines are free and clear of liens other than Lessors Liens attributable to the Owner Participant or the Owner Trustee), against receipt from Head Lessor of a bill of sale evidencing the transfer, by Head Lessor to Sublessee or its designee of all of Head Lessor's right, title and interest in and to any Engine constituting part of the Aircraft, but not then installed on the Airframe in accordance with the provisions of SECTION 9(c). All payments received by Sublessor or Sublessee from such government for the use of such Airframe and Engines or engines during the Term shall be paid over to, or retained by, Sublessee; and all payments received by Sublessor or Sublessee from such government for the use of such Airframe and Engines or engines after the end of the Term shall be paid over to, or retained by, Sublessor unless Sublessee shall have exercised its purchase option hereunder and paid in full the purchase price for the Aircraft in connection therewith on or before the date required herein, or Sublessor has notified Sublessee that failure to return the Airframe and Engines is not considered a Sublease Event of Loss in which case such payments shall be made to Sublessee.

                  (e) REQUISITION FOR USE OF AN ENGINE BY THE UNITED STATES GOVERNMENT OR THE GOVERNMENT OF REGISTRY OF THE AIRCRAFT. In the event of the requisition for use of an Engine by the United States Government or any other government of registry of the Aircraft or any agency or instrumentality of any thereof (other than in the circumstances contemplated by PARAGRAPH (d)), Sublessee shall replace such Engine hereunder by complying with the terms of
SECTION 10(b) to the same extent as if an Sublease Event of Loss had occurred with respect thereto, and, upon compliance with SECTION 10(b) hereof, any payments received by Sublessor or Sublessee from such government with respect to such requisition shall be paid over to, or retained by, Sublessee.

                  (f) APPLICATION OF PAYMENTS DURING EXISTENCE OF SUBLEASE EVENT OF DEFAULT. Any amount referred to in this SECTION 10 which is payable to or retainable by Sublessee shall not be paid to or retained by Sublessee if at the time of such

                                                              Sublease Agreement
                                                                     (MSN 30808)

payment or retention default under SECTION 14(a), (b), (e), or (f) or a Sublease Event of Default has occurred and is continuing, but shall be held by or paid over to Sublessor as security for the obligations of Sublessee under this Sublease and, applied against Sublessee's obligations hereunder as and when due. At such time as there shall not be continuing any such default under SECTION 14(a), (b), (e), or (f) or a Sublease Event of Default, such amount shall be paid to Sublessee to the extent not previously applied in accordance with the preceding sentence.

      SECTION 11. INSURANCE.

                  (a) SUBLESSEE'S OBLIGATION TO INSURE. Sublessee shall comply with, or cause to be complied with, each of the provisions of ANNEX B, which provisions are hereby incorporated by this reference as if set forth in full herein.

                  (b) INSURANCE FOR OWN ACCOUNT. Nothing in this SECTION 11 shall limit or prohibit (i) Sublessee (or any Sub-sublessee) from maintaining the policies of insurance required under ANNEX B with higher limits than those specified in ANNEX B (and any proceeds greater than those specified in ANNEX B shall be payable to Sublessee, as provided in the policy relating thereto), or
(ii) Sublessor from obtaining insurance for its own account (and any proceeds payable under such separate insurance shall be payable as provided in the policy relating thereto); provided, however, that no insurance may be obtained or maintained that would limit or otherwise adversely affect the coverage of any insurance required to be obtained or maintained by Sublessee pursuant to this
SECTION 11 and ANNEX B.

                  (c) INDEMNIFICATION BY GOVERNMENT IN LIEU OF INSURANCE. Sublessor agrees to accept, in lieu of insurance against any risk with respect to the Aircraft described in ANNEX B, indemnification from, or insurance provided by, the U.S. Government, or upon the written consent of Sublessor, other Government Entity, against such risk in an amount that, when added to the amount of insurance (including permitted self-insurance), if any, against such risk that Sublessee (or any Sub-sublessee) may continue to maintain, in accordance with this SECTION 11 shall be at least equal to the amount and terms of insurance against such risk otherwise required by this SECTION 11.

                  (d) APPLICATION OF INSURANCE PROCEEDS. As between Sublessor and Sublessee, all insurance proceeds received as a result of the occurrence of a Sublease Event of Loss with respect to the Aircraft or any Engine under policies required to be maintained (or caused to be maintained) by Sublessee pursuant to this SECTION 11 will be applied in accordance with SECTION B(1)(d) of ANNEX B. All proceeds of insurance required to be maintained (or caused to be maintained) by Lessee, in accordance with this SECTION 11 and SECTION B of ANNEX B, in respect of any property damage or loss not constituting a Sublease Event of Loss with respect to the Aircraft, Airframe or any Engine will be applied in accordance with SECTION B(1)(c) of ANNEX B.

                                                              Sublease Agreement
                                                                     (MSN 30808)

      SECTION 12. INSPECTION. At all reasonable times and upon at least fifteen
(15) days prior written notice to Sublessee, Head Lessor, Sublessor, the Owner Participant or the Indenture Trustee (if the indenture has not been discharged), or their respective authorized representatives, may inspect the Aircraft and inspect and make copies of the books and records of Sublessee (and any Sub-sublessee) required to be maintained by the FAA or the regulatory agency or body of another jurisdiction in which the Aircraft is then registered and pursuant to which it is maintained relating to the maintenance of the Aircraft (at Head Lessor's, Sublessor's, the Owner Participant's or the Indenture Trustee's risk and expense, as the case may be, unless a Sublease Event of Default has occurred and is continuing in which case Sublessee shall be responsible for the reasonable out-of-pocket cost of such inspection by any Sublessor or Participant's representatives, and shall keep any information or copies obtained thereby confidential and shall not disclose the same to any Person, except (A) to Head Lessor and Sublessor and to prospective and permitted transferees of Head Lessor's, Sublessor's, the Owner Participant's or the Indenture Trustee's interest, who agree to hold such information confidential or are otherwise under a legally enforceable duty of confidentiality (and such prospective and permitted transferee's counsel, independent insurance advisors or other agents), (B) to the Head Lessor's, Sublessor's, the Owner Participant's or the Indenture Trustee's counsel, independent insurance advisors or other agents who agree to hold such information confidential or are otherwise under a legally enforceable duty of confidentiality, or (C) to banking and other regulatory or governmental supervisory personnel as may be required by any statute, court or administrative order or decree or governmental ruling or regulation; PROVIDED, HOWEVER, that any and all disclosures permitted by CLAUSE
(C) above shall be made only to the extent necessary to meet the specific requirements or needs of the Persons for whom such disclosures are hereby permitted. Any such inspection of the Aircraft shall be subject to safety and security rules of Sublessee (and any Sub-sublessee) applicable to the location of the Aircraft and, shall be limited to a visual, walk-around inspection and shall not include the opening any panels, bays or other components of the Aircraft (although those otherwise open may be inspected) without the express consent of Sublessee, which consent Sublessee may in its sole discretion withhold; provided that unless a Sublease Event of Default has occurred and is continuing, no exercise of such inspection right shall interfere with Sublessee's or any Sub sublessee's maintenance and operation of the Aircraft, the Airframe and the Engines. Upon receipt by Sublessee of a written request from any such Participant or Sublessor specifying that any such Participant or Sublessor desires to have authorized representative(s) observe the next scheduled heavy maintenance visit to be performed on the Aircraft during the Term, Sublessee shall cooperate with any such Participant or Sublessor to enable any such Participant's representative(s) to observe such scheduled maintenance to be performed on the Aircraft during the Term; PROVIDED that any such Participant's or Sublessor's authorized representative(s) shall merely observe such scheduled heavy maintenance visit, shall not interfere with or extend in any manner the normal conduct or duration of the scheduled heavy maintenance visit, and shall not be entitled to direct any of the work performed in connection with such scheduled heavy maintenance visit. Upon my Participant's or Sublessor's request made not more than

                                                              Sublease Agreement
                                                                     (MSN 30808)

two (2) times in a calendar year, Sublessee will make available to such Participant or Sublessor, information as to the status of the cycles and hours of operation of the Airframe and Engines and the status of the life-limited components of the Engines. No Participant, Sublessor nor the Indenture Trustee shall have any duty to make any such inspection nor shall either of them incur any liability or obligation by reason of not making such inspection. Except during the final six (6) months of the Term or during the continuance of a Sublease Event of Default under this Sublease, all inspections by such Participant and its authorized representatives, Sublessor and its authorized representatives or the Indenture Trustee and its authorized representatives provided for under this SECTION 12 shall, in regard to each Participant, the Sublessor and the Indenture Trustee, be limited to one (1) inspection of any kind contemplated by this SECTION 12 during any calendar year and no exercise of such inspection right shall interfere with Sublessee's or Sub-sublessee's maintenance and operation of the Aircraft. During the last three (3) months of the Term (unless Sublessee shall have elected to purchase the Aircraft or renew this Sublease in accordance with the terms of this Sublease), with reasonable notice, Sublessee will cooperate and cause any Sub-sublessee to cooperate, at Head Lessor's sole cost (unless a Sublease Event of Default shall have occurred and be continuing, in which case Sublessee shall be responsible for such costs), in all reasonable respects with the efforts of Head Lessor or Sublessor, as the case may be, to sell or lease the Aircraft including, without limitation, permitting prospective purchasers or lessees to inspect the Aircraft, any maintenance records relating to the Aircraft then required to be retained by the FAA or by the comparable agency or administration of the government of registry and which establishes the maintenance standards of the Aircraft, all in accordance with the provisions set forth above; PROVIDED that any such cooperation shall not unreasonably interfere with the normal operation or maintenance of the Aircraft by Sublessee.

      SECTION 13. ASSIGNMENT. (a) Except as provided in SECTION 7 hereof Sublessee will not, without the prior written consent of Sublessor, assign in whole or in part any of its rights or obligations hereunder. Sublessor agrees that it will not assign or convey its right, title and interest in and to this Sublease or the Aircraft except as provided herein. Subject to the foregoing, the terms and provisions of this Sublease shall be binding upon and inure to the benefit of Sublessor and Sublessee and their respective successors and permitted assigns.

                  (b) During the Term, Sublessor shall not Transfer any or all of its right, title or interest in the Aircraft, the Head Lease and this Sublease unless such Transfer is a Transfer of the entire interest held by Sublessor, and:

                        (i) The Transferee shall have full power, authority and
                  legal right to execute and deliver and to perform the obligations of Sublessor, under the Operative Documents, Head Lease and the Head Lease Documents, as the case may be, and Sublessor shall provide or cause to be provided reasonably satisfactory evidence of such power and authority to Sublessee;

                                                              Sublease Agreement
                                                                     (MSN 30808)

                        (ii) The Transferee shall enter into an assignment and
                  assumption agreement in form and substance reasonably satisfactory to Sublessee;

                        (iii) Sublessee shall not be obligated to pay any
                  greater amount or incur any greater obligation than that which it would have been obliged to pay or incur under this Sublease or the other Operative Agreements if no transfer or assignment had taken place, and the terms and conditions of this Sublease and the other Operative Agreements insofar as they relate to the rights and obligations of Sublessee shall not be altered;

                        (iv) Sublessor shall deliver or cause to be delivered to
                  Sublessee, an opinion of counsel (in form and substance reasonably satisfactory to Sublessee) to the effect that such agreement or agreements referred to in paragraphs (a)(ii) and, if applicable, (a)(vi) hereof are legal, binding and enforceable in accordance with its or their terms and that such transfer will not violate the Act, the registration provisions of the Securities Act of 1933, as amended, or any other applicable Federal law;

                        (v) The Transferee is a Citizen of the United States (it
                  being understood that the existence of any such requirement is to be determined without giving consideration to section 47.9 of the FAA Regulations or any other provision that may restrict Sublessee's use or operation of the Aircraft), or shall use a voting powers trust or similar arrangement in order to hold an interest in the Aircraft, the Head Lease and/or this Sublease such that the Aircraft can be registered in the United States (without giving consideration to Section
                  47.9 of the FAA Regulations); and

                        (vi) The Transferee shall be a single entity and shall
                  be either (A) a Qualifying Institution or (B) any other entity (other than, without Sublessee's consent, a commercial air carrier, a commercial aircraft operator, a freight forwarder or an Affiliate of any of the foregoing) the obligations of which are guaranteed by a Qualifying Institution in any case, pursuant to a written guaranty, in form and substance reasonably satisfactory to Sublessee.

                  (c) Sublessor shall give written notice to Sublessee at least 10 days prior to any such Transfer, specifying the name and address of the proposed Transferee, and providing financial statements of the proposed Transferee evidencing satisfaction of the requirements described in paragraph
(a)(vi)(A) or (B) above.

                                                              Sublease Agreement
                                                                     (MSN 30808)

                  (d) Any fees, charges and expenses, including the reasonable legal fees, charges and expenses incurred by Sublessee, in connection with any Transfer by Sublessor, permitted by this SECTION 13 will be paid for by Sublessor.

      SECTION 14. SUBLEASE EVENTS OF DEFAULT. Each of the following events shall constitute a Sublease Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Sublease Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

                  (a) Sublessee shall not have made a payment of (i) Basic Rent within five (5) Business Days after the same shall have become due or (ii) Termination Value or EBO Amount, Burdensome Buyout Price within ten (10) Business Days from the due date; or

                  (b) Sublessee shall have failed to make a payment of Supplemental Rent (other than Termination Value or EBO Amount, Burdensome Buyout Price) after the same shall have become due and such failure shall continue for thirty (30) days after receipt by both Sublessor and Sublessee of written demand therefor by the party entitled thereto (provided that any failure to pay any amount owed by Sublessee under the Sublease Tax Indemnity Agreement shall not constitute a Sublease Event of Default unless notice is given by the Sublessor to Sublessee that such failure shall constitute a Sublease Event of Default); or

                  (c) Sublessee shall have failed to perform or observe (or caused to be performed and observed) in any material respect any covenant or agreement (except the covenants set forth in the Sublease Tax Indemnity Agreement) to be performed or observed by it under any Operative Document, and such failure shall continue unremedied for a period of forty-five (45) days after receipt by Sublessee of written notice thereof from Sublessor; provided, however, that if Sublessee shall have undertaken to cure any such failure and, notwithstanding the diligence of Sublessee in attempting to cure such failure, such failure is not cured within said forty-five (45) day period but is curable with future due diligence, there shall exist no Sublease Event of Default under this SECTION 14 so long as Sublessee is proceeding with due diligence to cure such failure and such failure is remedied not later than one year (sixty (60) days with respect to any failure to comply with the requirements of Section 5 or
Section 13 hereof) after receipt by Sublessee of such written notice; or

                  (d) any representation or warranty made by Sublessee herein or by Guarantor in the Parent Guaranty or any document or certificate furnished by Sublessee or Guarantor in connection herewith or therewith or pursuant hereto or thereto (except the representations and warranties set forth in the Sublease Tax Indemnity Agreement and such documents or certificates as are furnished to the Sublessor solely in

                                                              Sublease Agreement
                                                                     (MSN 30808)

connection with matters dealt with in the Sublease Tax Indemnity Agreement or any document or instrument finished pursuant thereof) shall prove to have been incorrect in any material respect at the time made, and such incorrectness shall not have been cured within thirty (30) days after the receipt by Sublessee or Guarantor, as the case may be, of a written notice from Sublessor advising Sublessee or Guarantor of the existence of such incorrectness; or

                  (e) the commencement of an involuntary case or other proceeding in respect of Sublessee or Guarantor in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States of America or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of either Sublessee or Guarantor or for all or any substantial part of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding undismissed and unstayed for a period of ninety
(90) consecutive days or an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of Sublessee or Guarantor, s the case may be, a receiver, trustee or liquidator of Sublessee or Guarantor, or of any substantial part of its property, or sequestering any substantial part of the property of Sublessee or Guarantor and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of ninety (90) days after the date of entry thereof; or

                  (f) the commencement by Sublessee or Guarantor of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States of America, or the consent by Sublessee or Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Sublessee or Guarantor or for any substantial part of its property, or the making by Sublessee or Guarantor of any assignment for the benefit of creditors, or Sublessee or Guarantor shall take any corporate action to authorize any of the foregoing;

                  (g) Sublessee shall fail to carry and maintain, or cause to be carried and maintained, insurance (or governmental indemnity in lieu thereof) on and in respect of the Aircraft, Airframe and Engines in accordance with the provisions of Section 11, provided that no such lapse or cancellation shall constitute a Sublease Event of Default until the earlier of (i) thirty (30) days (or if thirty (30) days is unavailable pursuant to Section D of Annex B, such shorter period as is available) after receipt by Sublessor of written notice of such lapse or cancellation or (ii) the date that such lapse or cancellation is effective as to Sublessor provided, that, with respect to the lapse or cancellation of War Risk Insurance, no such lapse or cancellation shall constitute a Sublease Event of Default until the earlier of (x) fourteen (14) days from any such lapse or cancellation of the War Risk Insurance; and (y) the commencement of the first flight

                                                              Sublease Agreement
                                                                     (MSN 30808)

of the Aircraft after such lapse or cancellation of War Risk Insurance; provided, further, that no such lapse or cancellation shall constitute a Sublease Event of Default so long as the Aircraft remains on the ground in the United States or Canada and not in commercial operation. Notwithstanding anything in this SECTION 14(g) to the contrary, nothing in this SECTION 14(g) shall permit or allow Sublessee to operate the Aircraft after the lapse or cancellation of the War Risk Insurance;

                  (h) The Parent Guaranty shall fail to be in full force and effect and enforceable according to its terms; or

                  (i) Sublessee shall have failed to satisfy the return requirement provisions of SECTION 5(a) hereof, and such failure shall continue unremedied for a period of sixty (60) days from the last day of the Basic Term or any Renewal Term that is then in effect, PROVIDED that if the Aircraft has been requisitioned by the United States Government or the government of registry of the Aircraft as provided in SECTION 10(d) hereof, the Sublessee's failure to comply with its obligations under SECTION 5 hereof due to the Sublessee's inability to deliver the Aircraft shall not constitute a Sublease Event of Default hereunder unless such failure shall continue unremedied beyond the earlier of (A) the one hundred and eightieth (180th) day from the last day of the Basic Term or any Renewal Term that is then in effect, or (B) the day the requisition of the Aircraft by the United States Government or the government of registry of the Aircraft has been terminated (but not earlier than the sixty
(60) day period specified above in this CLAUSE (i).

      SECTION 15. REMEDIES. Upon the occurrence of any Sublease Event of Default and at any time thereafter so long as the same shall be continuing, Sublessor may, at its option, declare by written notice to Sublessee this Sublease to be in default (PROVIDED that upon the occurrence of a Sublease Event of Default under SECTION 14(e) or (f) of this Sublease, this Sublease automatically shall be in default without the necessity of a declaration) and at anytime thereafter, so long as any such outstanding Sublease Events of Default shall not have been remedied, Sublessor may do one or more of the following with respect to all or any part of the Aircraft, the Airframe and any or all of the Engines as Sublessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect, PROVIDED, HOWEVER, that during any period the Aircraft is subject to, and activated under, the Civil Reserve Air Fleet Program in accordance with the provisions of SECTION 7(b) hereof and in the possession of the United States Government or an agency or instrumentality of the United States of America, Sublessor shall not, on account of any Sublease Event of Default, be entitled to do any of the following in such manner as to limit Sublessee's control under this Sublease (or any Sub-sublessee's control under any Sub-sublease) of any Airframe or any Engines installed thereon, unless at least sixty (60) days (or such lesser period as may then be applicable under the Air Mobility Command program of the United States Government) prior written notice of default hereunder shall have been given by Sublessor by registered or certified mail to Sublessee (and any Sub-sublessee) with a copy addressed to the Contracting Office Representative for the Air Mobility

                                                              Sublease Agreement
                                                                     (MSN 30808)

Command of the United States of America Air Force under any contract with Sublessee (or any Sub-sublessee) relating to the Aircraft.

                  (a) upon the written demand of Sublessor and at Sublessee's expense, cause Sublessee to return promptly, and Sublessee shall return promptly, all or any part of the Aircraft, the Airframe or any Engine, as Sublessor may so demand, to Sublessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of Section 5 as if such Aircraft, Airframe or Engine were being returned at the end of the Term, or Sublessor, at its option, may enter upon the premises where all or any part of the Aircraft, Airframe or any Engine is located and take immediate possession of and remove the same by summary proceedings or otherwise (and/or, at Sublessor's option, store the same at Sublessee's premises until disposal thereof by Sublessor), all without liability accruing to Sublessor for or by reason of such entry or taking of possession or removing whether for the restoration of damage to property caused by such action or otherwise;

                  (b) with or without taking possession thereof, sell all or any part of the Aircraft, Airframe and/or any Engine at public or private sale, as Sublessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle the Aircraft as Sublessor, in its sole discretion, may determine, all free and clear of any rights of Sublessee, except as hereinafter expressly set forth in this SECTION 15;

                  (c) whether or not Sublessor shall have exercised, or shall thereafter at any time exercise, any of its rights under PARAGRAPH (a) or PARAGRAPH (b) above with respect to all or any part of the Aircraft, Airframe and/or any Engine, Sublessor, by written notice to Sublessee specifying a payment date which shall be the Termination Value Date not earlier than ten (10) days from the date of such notice, may demand that Sublessee pay to Sublessor, and Sublessee shall pay Sublessor, on the payment date so specified (including, without limitation, any adjustments payable pursuant to SECTION 3 hereof), as liquidated damages for loss of a bargain and not as a penalty (in lieu of the installments of Basic Rent for the Aircraft due on Rent Payment Dates occurring on or after the Termination Value Date specified as the payment date in such notice), any unpaid Basic Rent or Renewal Rent due on Rent Payment Dates prior to (but not on) the payment date so specified plus whichever of the following amounts Sublessor, in its sole discretion, shall specify in such notice (together with interest, if any, on such amount at the Past Due Rate from such Termination Value Date until the date of actual payment of such amount): (i) an amount equal to the excess, if any, of the present value, computed as of the Termination Value Date specified in such notice, discounted to such Termination Value Date at a rate per annum equal to LIBOR plus twenty (20) basis points, of all unpaid Basic Rent (if the Basic Term has not concluded) or, if a Renewal Term has commenced, of all unpaid Basic Rent during the remaining portion of such Renewal Term, over the aggregate fair market rental value (computed as hereafter in this SECTION 15 provided) of such Aircraft for the remainder of the Basic Term (if the Basic Term has not concluded) or, if a Renewal Term has commenced, of the aggregate fair

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                                                              Sublease Agreement
                                                                     (MSN 30808)

market rental value of such Aircraft during the remaining portion of such Renewal Term, after discounting such aggregate fair market rental value to present value as of the Termination Value Date specified in such notice at an annual rate equal to LIBOR plus twenty (20) basis points; or (ii) an amount equal to the excess, if any, of the Termination Value for such Aircraft, computed as of the Termination Value Date in such notice over the fair market sales value of such Aircraft (computed as hereafter in this Section provided) as of the Termination Value Date in such notice;

                  (d) in the event Sublessor, pursuant to paragraph (b) above, shall have sold the Aircraft, Sublessor, in lieu of exercising its rights under paragraph (c) above with respect to such Aircraft, may, if it shall so elect, demand that Sublessee pay Sublessor, and Sublessee shall pay to Sublessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the installments of Basic Rent for the Aircraft due on or after such date), any unpaid Basic Rent or Renewal Rent with respect to the Aircraft due with respect to the period prior to (but not on) such date (including, without limitation, any adjustments payable pursuant to Section 3 hereof) plus the amount of any deficiency between the net proceeds of such sale (after deduction of all costs of sale) and the Termination Value of such Aircraft, computed as of the Termination Value Date on or immediately following the date of such sale together with interest, if any, on any overdue Rent and the amount of such deficiency, at the annual rate equal to LIBOR plus twenty
(20) basis points, from the date of such sale to the date of actual payment of such amount; and/or

                  (e) Sublessor may cancel, terminate or rescind this Sublease, and/or may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for breach hereof.

            For the purposes of paragraph (c) above, the "FAIR MARKET RENTAL VALUE" or the "FAIR MARKET SALES VALUE" of the Aircraft shall be the rental value or sales value, as the case may be, which would be obtained in an arm's-length transaction between an informed and willing lessee or purchaser, as the case may be, under no compulsion to lease or purchase, as the case may be, and an informed and willing lessor or seller in possession under no compulsion to lease, sell, as the case may be, in each case based upon the actual condition and location and, if located outside of the United States of America, the ability to take possession of the Aircraft, which value shall be determined by mutual agreement or, in the absence of mutual written agreement, pursuant to an appraisal prepared and delivered by a nationally recognized firm of independent aircraft appraisers nominated by Sublessor, and Sublessor shall immediately notify Sublessee of such nomination.

            In addition, Sublessee shall be liable, except as otherwise provided above and without duplication of amounts payable hereunder, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies (other than

                                                              Sublease Agreement
                                                                     (MSN 30808)

Basic Rent due on or after the payment referenced in PARAGRAPH (c) OR (d) above has been made in full) and for all reasonable legal fees and other costs and expenses (including fees of the appraisers herein above referred to) incurred by Sublessor, Head Lessor, the Indenture Trustee and each Participant in connection with the enforcement of any of their respective rights and remedies hereunder including, without limitation, return of all or part of the Aircraft, Airframe or any Engine in accordance with the terms of SECTION 5 or in placing such Aircraft, Airframe or Engine in the condition and airworthiness required by such Section.

            Sublessor or in the case of a public sale, Sublessee at any sale of the Aircraft or any part thereof pursuant to this SECTION 15, may bid for and purchase such property. Sublessor agrees to give Sublessee at least ten (10) days prior written notice of the date fixed for any public sale of the Aircraft, Airframe or Engine(s) or of the date on or after which will occur the execution of any contract providing for any private sale provided Sublessor has received prior notice thereof. Except as otherwise expressly provided above, no remedy referred to in this SECTION 15 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Sublessor at law or in equity; and the exercise or beginning of exercise by Sublessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Sublessor of any or all of such other remedies. No waiver by Sublessor of any Sublease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Sublease Event of Default.

      SECTION 16. SUBLESSEE'S COOPERATION CONCERNING CERTAIN MATTERS.

                  (a) Forthwith upon the execution and delivery of each Sublease Supplement from time to time required by the terms hereof and upon the execution and delivery of any amendment to this Sublease, Sublessee will cause such Sublease Supplement (and, in the case of the initial Sublease Supplement, this Sublease as well) or amendment or assignment of this Sublease to be duly filed and recorded, and maintained of record, in accordance with the applicable laws of the government of registry of the Aircraft. In addition, Sublessee will promptly and duly execute and deliver to Sublessor such further agreements, certificates and documents and take such further action as Sublessor may from time to time request in order more effectively to carry out the intent and purpose of this Sublease and to establish and protect the rights and remedies created or intended to be created in favor of Sublessor hereunder, subjecting to this Sublease, any airframe or engine substituted for the Airframe or any Engine pursuant to the terms thereof and the recording or filing of counterparts thereof, in accordance with the laws of such jurisdictions as Sublessor may from time to time deem advisable. Sublessee agrees to furnish to Sublessor promptly after execution and delivery of any supplement and amendment hereto, an opinion of counsel (which may be Sublessee's General Counsel, Deputy General Counsel, Associate General Counsel or Assistant General Counsel) satisfactory in form and substance to Sublessor as to the due recording or filing of such supplement or amendment. Sublessee further agrees to cooperate with any commercially

                                                              Sublease Agreement
                                                                     (MSN 30808)

reasonable request, at Sublessor's expense, to enable Sublessor to comply with its further assurances obligations under the Head Lease Documents; PROVIDED, HOWEVER, that Sublessee shall not be required to take any action that would impair its rights or increase its obligation under this Sublease or any other Operative Documents.

                  (b) AID IN LEASE OR SALE. The Sublessee agrees that during the last six months of the Term (and during the Storage Period) it will cooperate in all reasonable respects with the efforts of the Sublessor to lease the Aircraft or sell all of its rights and interests therein, including allowing potential lessees or purchasers to inspect the Aircraft and the records relating thereto; PROVIDED that any such cooperation shall not materially interfere with the use of the Aircraft or cause Sublessee to incur out-of-pocket expenses for which it is not reimbursed.

      SECTION 17. NOTICES. All notices required under the terms and provisions hereof shall be by telecopier or other telecommunication means (with such telecopy or other telecommunication means to be confirmed in writing), or if such notice is impracticable, by registered, first-class airmail, with postage prepaid, or by personal delivery of written notice and any such notice shall become effective when received, addressed:

                  (a) if to Sublessee, at Polar Air Cargo, Inc. c/o Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577-2543 Attn:
Fred deLeeuw (Telecopy No. (914) 701-8415), or to such other addressor telecopy number as Sublessee shall from time to time designate in writing to Sublessor; and

                  (b) if to Sublessor, c/o GE Capital Aviation Services, Inc., 201 High Ridge Road, Stamford, Connecticut 06927-4900, Attention: Contracts Leader (Telecopy No. (203) 357-3201), or to such other address or telecopy number as Sublessor shall from time to time designate in writing to Sublessee.

      SECTION 18. NET SUBLEASE; NO SET-OFF, COUNTERCLAIM, ETC. This Sublease is a net sublease. All Rent shall be paid by Sublessee to Sublessor in funds of the type specified in SECTION 3(e). Except as expressly provided herein, Sublessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which Sublessee may have against Sublessor or any other Person for any reason whatsoever, (ii) any defect in the title, registration, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction or theft of, the Aircraft or any Engine, or any interruption, cessation in, restriction or prohibition of the use or possession thereof by Sublessee (or any Sub-sublessee) for any reason whatsoever, including, without limitation, any such interruption, cessation, restriction or prohibition resulting from the act of any government authority, (iii) any insolvency, bankruptcy, reorganization or similar case or proceedings by or against Sublessee or any other Person, or (iv) any other circumstance, happening, or event whatsoever, whether or not unforeseen or similar to any of the foregoing. If for any

                                                              Sublease Agreement
                                                                     (MSN 30808)

reason whatsoever this Sublease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided herein, Sublessee nonetheless agrees without limitation of the other rights or remedies of Sublessor hereunder to pay to Sublessor an amount equal to each Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Sublease not been terminated in whole or in part. Sublessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Sublease except in accordance with the express terms hereof. Nothing set forth in this Section 18 shall be construed to prohibit Sublessee from separately pursuing any claim that it from time to time may have against Sublessor or any other Person with respect to any other matter (other than the absolute and unconditional nature of Sublessee's obligations under this Sublease).

      SECTION 19. RENEWAL OPTIONS; PURCHASE OPTIONS; VALUATION.

                  (a) RENEWAL OPTIONS; RENEWAL TERM, ADDITIONAL RENEWAL TERM.

                        (1) RENEWAL TERM. Not more than three hundred sixty-five (365) days and not less than two hundred twenty-five (225) days, before the scheduled end of the Basic Term or any Renewal Term or Additional Renewal Term (as hereinafter defined), and so long as no Sublease Event of Default shall have occurred and be continuing, Sublessee may deliver to Sublessor a written notice (the "RENEWAL NOTICE") irrevocably electing to renew this Sublease for a term having a duration and at a Basic Rent as determined below (any such renewal term, a "RENEWAL TERM"). The duration of any Renewal Term shall be a period specified by Sublessee in the Renewal Notice which is (I) not less than one year (provided any such period shall be in six month one (1) year increments), and
(ii) not more than the number of years which, when added to the Base Term or any prior Renewal Term, will not exceed 80% of the estimated useful life of the Aircraft as originally appraised. Each monthly installment of Basic Rent during any Renewal Term shall be equal to the lesser of (A) the then fair market rental value of the Aircraft or (B) 100% of the average annual Basic Rent during the Basic Term divided by twelve (12). At the expiration of the Base Term or any Renewal Term, Sublessee will also have the option to renew the Sublease for two additional periods of one year each at the then fair market value rental of the Aircraft (each an "ADDITIONAL RENEWAL TERM") as determined in accordance with the Appraisal Procedure.

                        (2) WAIVER. If no written notice is delivered by Sublessee to Sublessor pursuant to SECTION 19(a) on or before the day specified therefor, Sublessee shall be deemed to have waived any right to renew this Sublease.

                        (3) CONDITIONS PRECEDENT, PAYMENT OF BASIC RENT. At the end of the Basic Term, any Renewal Term or the first Additional Renewal Term, if Sublessee has elected to renew this Sublease as aforesaid, (i) this Sublease shall continue

                                                              Sublease Agreement
                                                                     (MSN 30808)

in full force and effect during the Renewal Term or Additional Renewal Term and
(ii) Basic Rent for such Renewal Term or Additional Renewal Term shall be payable in monthly installments in arrears, each such installment being due and payable on each Rent Payment Date occurring during the Renewal Term or Additional Renewal Term, commencing with the Rent Payment Date immediately following the commencement of the Renewal Term or Additional Renewal Term.

                        (4) TERMINATION VALUE. The amounts which are payable during any Renewal Term or Additional Renewal Term in respect of Termination Value with respect to the Aircraft shall take into account the fair market sales value of the Aircraft as of the commencement of such Renewal Term or Additional Renewal Term, and shall be in the amounts set forth IN EXHIBIT C.

                  (b) PURCHASE OPTIONS. Sublessee shall have the option, (i) upon at least thirty (30) days irrevocable prior written notice to Sublessor prior to the EBO Date with respect to the purchase option set forth in CLAUSE
(1) below and (ii) upon at least two hundred twenty-five (225) days irrevocable prior written notice to Sublessor prior to the relevant purchase date (each a "PURCHASE OPTION DATE") with respect to the purchase options set forth in CLAUSES (2) and (3) below, to terminate this Sublease and to purchase the
Aircraft: (1) on an EBO Date, for a purchase price equal to the applicable EBO Amount set forth on EXHIBIT D; (2) on the last Business Day of the Basic Term for a purchase price equal to the greater of fair market sales value of the Aircraft on such date and the amount set forth on EXHIBIT D; or (3) on the last Business Day of any Renewal Term or Additional Renewal Term for a purchase price equal to the greater of the fair market sales value of the Aircraft on such date and the amount set forth on EXHIBIT D; PROVIDED that Sublessee shall not be entitled to exercise any of the foregoing purchase options at any time a Sublease Event of Default of the type described in SECTIONS 14(e) or (f) has occurred and is continuing, in each case unless Sublessee has obtained a final, non-appealable order from the applicable bankruptcy court or other court having jurisdiction over the applicable proceeding authorizing the purchase of the Aircraft and the payment of the full purchase price therefor. For the avoidance of doubt, if a Sublease Event of Default or Default exists under SECTION 14(a) or 14(b) hereof, Sublessee may not exercise the foregoing purchase options unless at or prior to the time it purchases the Aircraft, Sublessee pays all amounts due to Sublessor under the Operative Documents, thereby curing any such
SECTION 14(a) or 14(b) Default or Sublease Event of Default.

            Upon payment to Sublessor in immediately available funds in Dollars of the full amount of the purchase price and payment of any other amounts then due hereunder or under the other Operative Documents to Sublessor on or before the Purchase Option Date (including all Rent and all reasonable costs or expenses of Sublessor, Head Lessor, Owner Participant and the Indenture Trustee, if any, in connection with such purchase), Sublessor will (or will cause Head Lessor to) transfer to Sublessee, all of Head Lessor's and Sublessor's right, title and interest in and to the Aircraft, in accordance with the provisions of
SECTION 9(c).

                                                              Sublease Agreement
                                                                     (MSN 30808)

                  (c) VALUATION. At any time not earlier than three hundred sixty-five (365) days prior to the date on which Sublessee may purchase the Aircraft pursuant to SECTION 19(b)(2) or (b)(3) hereof or renew this Sublease pursuant to SECTION 19(a)(l) hereof, Sublessee may deliver to Sublessor a revocable notice of its intent to exercise its renewal option or purchase option. For all purposes of this SECTION 19 and SECTION 20, including the appraisal referred to in this SECTION 19(c), in determining "fair market rental value" or "fair market sales value", the Aircraft shall be valued (i) as if in, the condition and otherwise in compliance with the terms of SECTION 5 upon a return of the Aircraft to Sublessor and as if it had been maintained at all times as required in accordance with SECTION 7(a)(i) during periods when no Sublease was in effect, (ii) on the basis of the value which would obtain in an arm's-length transaction between an informed and willing buyer-user or lessee (other than a lessee or an Affiliate of a lessee currently in possession or a used equipment or scrap dealer) under no compulsion to buy or lease and an informed and willing seller or lessor unaffiliated with such buyer-user or lessee and under no compulsion to sell or lease and disregarding the Sublease encumbrance, the purchase and renewal options of Sublessee provided in this Sublease and (iii) in the case of such valuation for determining "fair market rental value", assuming such lessee would have substantially the same obligations during any Renewal Term or Additional Renewal Term, as provided hereunder including without limitation the obligations of Sublessee to carry and maintain the insurance required by SECTION 11 hereof and to make certain payments with reference to Termination Value during the applicable Renewal Term or Additional Renewal Term similar to those required hereunder. Upon receipt of such notice Sublessor shall provide Sublessee the "fair market rental value" or "fair market sales value" of the Aircraft. If the parties have not so agreed within two hundred-seventy (270) days prior to the end of the Basic Term, the Renewal Term or Additional Renewal Term in question, then the question shall be determined in accordance with the Appraisal Procedure.

      SECTION 20. BURDENSOME PURCHASE OPTION. If a Burdensome Termination Event shall have occurred, then on any Rent Payment Date which is also a Termination Value Date occurring no later than three hundred and sixty (360) days after Sublessee becomes aware of the Burdensome Termination Event, so long as no Sublease Event of Default has occurred and is continuing, Sublessee shall have the option, upon at least ninety (90) days irrevocable prior notice (the "BPO NOTICE") to Sublessor to purchase the Aircraft on such date (which shall constitute an unconditional obligation of Sublessee) for a purchase price equal to the higher as of such date of the Termination Value or the fair market sales value of the Aircraft (determined within thirty-five (35) after delivery of the BPO Notice by mutual agreement of Sublessor and Sublessee, or if they shall be unable to agree, as set forth in SECTION 19(c) (such price, the "BURDENSOME BUYOUT PRICE"). Delivery of such notice by Sublessee shall constitute an unconditional obligation of Sublessee to purchase the Aircraft pursuant to this
SECTION 20; PROVIDED that no such notice shall bind Sublessor if a Sublease Event of Default shall have occurred and be continuing on the purchase date or on the date of such Sublessee notice. Upon such payment in full and payment of any other amounts then due hereunder (including all Rent due with respect to the period on or prior to such date and all reasonable costs or expenses of Sublessor in connection with such purchase), Sublessor will transfer or cause Head Lessor to transfer all of Head Lessor's and Sublessor's right, title and interest in and to the Aircraft to Sublessee in accordance with the provisions of SECTION 9(c).

      SECTION 21. SECURITY FOR SUBLESSOR'S OBLIGATION TO HOLDERS OF EQUIPMENT NOTES. In order to secure its obligations under the Head Lease, Sublessor has agreed to assign its rights under this Sublease to Head Lessor and Head Lessor, to secure the indebtedness evidenced by the Equipment Notes, has agreed to further assign to the Indenture Trustee this Sublease, the Sublease Supplements and any amendments to this Sublease and to mortgage their respective interest in the Aircraft in favor of the Indenture Trustee, subject to the reservations and conditions set forth in the Head Lease Documents and the Assignment of Sublease. To the extent, if any, that this Sublease, the Sublease Supplements and any amendments to this Sublease constitute chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Sublease, the Sublease Supplements and any amendments to this Sublease may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Indenture Trustee on the signature page thereof. Sublessee hereby accepts and consents to such assignment of Sublessor's right, title and interest in and to this Sublease to the Head Lessor and the further assignment to the Indenture Trustee pursuant to the terms of the Trust Indenture. Notwithstanding the foregoing assignments of this Sublease, the obligations of Sublessor to Sublessee to perform the terms and conditions of this Sublease shall remain in full force and effect. To the extent, if any, that this Sublease, the Sublease Supplements and any amendments to this Sublease constitute chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Sublease, the Sublease Supplements and any amendments to this Sublease may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Indenture Trustee on the signature page thereof. Sublessee hereby accepts and consents to such assignment of Sublessor's right, title and interest in and to this Sublease to the Head Lessor and the Indenture Trustee pursuant to the terms and conditions set forth in the Assignment of Sublease. Notwithstanding such assignment of this Sublease, the obligations of each party to perform for the benefit of the other the terms and conditions of this Sublease shall remain in full force and effect. In the event that pursuant to the occurrence and continuation of an Indenture Event of Default under SECTION 4.02 of the Trust Indenture, the Indenture Trustee shall foreclose the Lien of the Trust Indenture, the Sublease, the Sublease Supplements and any amendments to this Sublease pursuant to the Assignment of Sublease and dispossess the Sublessor of its right, title and interest in and to the Head Lease thereafter, all references in the Sublease to the Owner Participant, with respect to the period arising from and after such date, shall be deemed deleted and of no further force and effect.

                                                              Sublease Agreement
                                                                     (MSN 30808)

      SECTION 22. SUBLESSOR'S RIGHT TO PERFORM FOR SUBLESSEE. If Sublessee fails to make any payment of Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, then (but in each case, except in the case of failure to pay Rent or in the case of failure to maintain insurance as required hereunder, no earlier than the fifteenth (15th)) day after the occurrence of such failure, whether or not it shall yet constitute a Sublease Event of Default hereunder) Sublessor may itself make such payment or perform or comply with such agreement but shall not be obligated hereunder to do so, and the amount of such payment and the amount of the reasonable expenses of Sublessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Past Due Rate, shall be deemed Supplemental Rent, payable by Sublessee upon demand.

      SECTION 23. INVESTMENT OF SECURITY FUNDS. Any moneys held by Sublessor as security hereunder, for future payments to Sublessee at a time when there is not continuing a Sublease Event of Default shall, until paid to Sublessee or otherwise applied in accordance with the terms hereof, be invested by Sublessor, as Sublessee may from time to time direct in writing (and in absence of a written direction by Sublessee, there shall be no obligation to invest such moneys) in Cash Equivalents. There shall be promptly remitted to Sublessee or its order (but no more frequently than monthly) any gain (including interest received) realized as a result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Sublease Event of Default shall have occurred and be continuing. Sublessee shall be responsible for any net loss realized as a result of any such investment and shall reimburse Sublessor therefor on demand.

      SECTION 24. JURISDICTION. Sublessor and Sublessee each hereby irrevocably submits itself to the non-exclusive jurisdiction of the United States of America District Court for the Southern District of New York and to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Sublease, the subject matter hereof or any of the transactions contemplated hereby brought by Sublessor, Sublessee, or their successors or permitted assigns.

      SECTION 25. MISCELLANEOUS. Any provision of this Sublease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Sublease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Sublessor and Sublessee. This Sublease shall constitute an agreement of lease, and nothing contained herein shall be construed as conveying to Sublessee any right, title or interest in the Aircraft except as a sublessee only. The section and paragraph headings in this Sublease and the table of contents are

                                                              Sublease Agreement
                                                                     (MSN 30808)

for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Sublease. THIS SUBLEASE HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Sublease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 26. THIRD PARTY BENEFICIARY. This Sublease is not intended to, and shall not, provide any person not a party hereto with any rights of any nature whatsoever against either of the parties hereto, and no person not a party hereto shall have any right, power or privilege in respect of, or have any benefit arising out of this Agreement, except for the Assignment of Sublease.

      SECTION 27. LEASE FOR U.S. FEDERAL INCOME TAX LAW PURPOSES; SECTION 1110 OF BANKRUPTCY CODE; HEAD LEASE DOCUMENT AMENDMENTS; TRANSFERS.

                  (a) LEASE FOR FEDERAL INCOME TAX LAW PURPOSES. It is the intent of the parties to this Agreement that this Sublease is a true lease for U.S. Federal income tax purposes

                  (b) SECTION 1110 OF BANKRUPTCY CODE. It is the intention of each of Sublessee and Sublessor that Sublessor shall be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the right to take possession of the Aircraft, Airframe, Engines and Parts, and to enforce any other of its rights and remedies as provided in this Sublease.

                  (c) HEAD LEASE DOCUMENT AMENDMENTS. Sublessor covenants and agrees that it will not consent to the amendment, modification, supplement or waiver of any provisions of any Head Lease Document (in form and substance as in effect on the Delivery Date) that increases Sublessee's obligations or reduces Sublessee's rights hereunder without the prior written consent of Sublessee, not to be unreasonably withheld. Notwithstanding anything to the contrary contained in the Sublease, Sublessee is not responsible for or subject to increased liability hereunder as a result of any amendment to the Sublease or the Head Lease Documents unless Sublessee has consented in writing to such amendment.

                  (d) TRANSFERS. Sublessor covenants and agrees that it will not consent to any Transfer by the Owner Participant of any of Owner Participant's right, title or interest in the Aircraft, the Head Lease and this Sublease, unless such Transfer complies with the provisions of the SECTION 7(j) of the Participation Agreement

                                                              Sublease Agreement
                                                                     (MSN 30808)

      SECTION 28. ENTIRE AGREEMENT. This Sublease, together with the other Operative Agreements, on and as of the date hereof, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between the parties hereto with respect to such subject matter are hereby superseded in their entireties. Sublessee is not assuming or incurring any obligation to the Sublessor, Head Lessor, Owner Participant or Indenture Trustee or any Person claiming by or through such parties under the Head Lease, Participation Agreement, Trust Indenture, Equipment Notes or any other document executed in connection therewith. No amendment modification, supplement, waiver or change to any of the Head Lease Documents executed in connection therewith shall have the effect of altering any of Sublessee's obligations hereunder.

      SECTION 29. CONFIDENTIALITY. Sublessee and Sublessor shall keep Exhibits B-1; C; D and Annexes B to this Sublease and the Sublease Tax Indemnity Agreement confidential and shall not disclose, or cause to be disclosed, the same to any Person, except (A) to prospective and permitted transferees of Sublessee's or Sublessor's interest or their respective counsel or special counsel, independent insurance brokers, auditors, or other agents who agree to hold such information confidential, (B) to the parties to the Head Lease Documents and their respective counsel, special counsel and transaction advisors; (C) to Sublessee's or Sublessor's counsel or special counsel, independent insurance brokers, auditors, or other agents, Affiliates or investors who agree to hold such information confidential, (D) as may be required by any statute, court or administrative order or decree, legal process or governmental ruling or regulation, including those of any applicable insurance regulatory bodies (including, without limitation, the National Association of Insurance Commissioners ("NAIC"), federal or state banking examiners, Internal Revenue Service auditors or any stock exchange, (E) by mutual agreement of Sublessee or Sublessor, or (F) such other Persons as are reasonably deemed necessary by the disclosing party in order to protect the interests of such party or for the purposes of enforcing such documents by such party so long as such other parties agree to maintain the confidentiality of such documents pursuant to the terms hereof; PROVIDED, that any and all disclosures permitted by CLAUSES (D), (E) OR (F) above shall be made only to the extent necessary to meet the specific requirements or needs of the Persons making such disclosures.

      SECTION 30. HEAD LEASE DOCUMENTS.

            A11 references to the Participation Agreement, the Head Lease and the Trust Indenture are to those documents as they exist on the date hereof and are in the forms attached hereto as EXHIBITS G, H AND I respectively.

            References to the "Head Lease", the "Head Lease Supplement", the "Trust Indenture", the "Trust Indenture Supplement", the "Participation Agreement", the Trust Agreement" and the "Equipment Notes" shall mean in the form of such agreement or

                                                              Sublease Agreement
                                                                     (MSN 30808)

document as in effect on the Delivery Date, as from time to time amended by any subsequent amendment which has been agreed to in writing by Sublessee.

                            [Signature page follows]

                                                              Sublease Agreement
                                                                     (MSN 30808)

            IN WITNESS WHEREOF, Sublessor and Sublessee have each caused this Sublease to be duly executed as of the day, month and year first above written.

                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Sublessor

                                           By: /s/ Norman Liu
                                               ---------------------------------
                                               Name:  Norman Liu
                                               Title: Vice President

                                           POLAR AIR CARGO, INC.,
                                           as Sublessee

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                              Sublease Agreement
                                                                     (MSN 30808)

            IN WITNESS WHEREOF, Sublessor and Sublessee have each caused this Sublease to be duly executed as of the day, month and year first above written.

                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Sublessor

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           POLAR AIR CARGO, INC.,
                                           as Sublessee

                                           By: /s/ Ronald A. Lane
                                               ---------------------------------
                                               Name:  RONALD A. LANE
                                               Title: CHIEF MARKETING OFFICER

                                                              Sublease Agreement
                                                                     (MSN 30808)

            Receipt of this original counterpart of the foregoing Sublease is hereby acknowledged on the 14th day of November, 2001.

                                           FIRST UNION TRUST COMPANY, NATIONAL
                                           ASSOCIATION, as Indenture Trustee

                                           By: /s/ Edward L. Truitt
                                               ---------------------------------
                                               Name:  EDWARD L. TRUITT, JR.
                                               Title: VICE PRESIDENT

                           SCHEDULE TO EXHIBIT 10.9.3

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

-----------------------------------------------------------------------------------------------------------------
REGISTRATION   MANUFACTURER'S
   NUMBER      SERIAL NUMBER(S)   SUBLESSEE               SUBLESSOR             AGREEMENT
-----------------------------------------------------------------------------------------------------------------
N451PA         30809              Polar Air Cargo, Inc.   General Electric      Sublease dated October 24, 2001
                                                          Capital Corporation   between General Electric Capital
                                                                                Corporation, as Sublessor and
                                                                                Polar Air Cargo, Inc., as
                                                                                Sublessee with respect to
                                                                                Aircraft N451PA
-----------------------------------------------------------------------------------------------------------------
N452PA         30810              Polar Air Cargo, Inc.   General Electric      Sublease dated October 24, 2001
                                                          Capital Corporation   between General Electric Capital
                                                                                Corporation, as Sublessor and
                                                                                Polar Air Cargo, Inc., as
                                                                                Sublessee with respect to
                                                                                Aircraft N452PA
-----------------------------------------------------------------------------------------------------------------
N453PA         30811              Polar Air Cargo, Inc.   General Electric      Sublease dated October 24, 2001
                                                          Capital Corporation   between General Electric Capital
                                                                                Corporation, as Sublessor and
                                                                                Polar Air Cargo, Inc., as
                                                                                Sublessee with respect to
                                                                                Aircraft N453PA
-----------------------------------------------------------------------------------------------------------------

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